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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
EXHIBIT 10.3
Frame Purchase Agreement
hereinafter called “FPA”
by and between
Endwave Corporation
Represented from Complete srl
hereinafter referred to as “SUPPLIER“
and
Siemens Mobile Communications Spa
with offices at via Piero e Alberto Pirelli, 10
20126 Milan
Italy
hereinafter referred to as “PURCHASER“
SUPPLIER and PURCHASER are hereinafter referred to
individually as “PARTY” and collectively as “PARTIES”

Contract No: 5/90010
Effective Date: January 16, 2006

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TABLE OF CONTENT:

1	Definitions	4
2	Scope of FPA	6
3	Business Relationship	6
4	Prices, Taxes and Currency	7
4.1	Prices	7
4.2	Taxes	7
4.3	Currency	7
5	Payment	7
6	PURCHASE ORDERS, Delivery and Cancellation	8
6.1	PURCHASE ORDERS	8
6.2	PURCHASE ORDER Acceptance	9
6.3	Cancellation	9
6.4	Delivery	9
6.5	Transfer of Risk and Title	10
6.6	Incoming Goods Inspection	10
7	PRODUCT Life Cycle Support	10
7.1	Commitment to Deliver, Maintain and Enhance	10
7.2	PRODUCT Changes	10
7.3	Component’s End of Life	11
7.4	SERVICE LEVEL AGREEMENT	11
7.5	PRODUCT DOCUMENTATION	12
8	Quality Assurance	12
9	Logistics	13
10	SUPPLIER Rating and Improvement Program (Goal Agreement)	13
11	Open Book Policy	13
11.1	Disclosure of PRODUCT Data	13
11.2	Cost Reduction	13
12	Protection of PURCHASER´s IPR and License Grant	13
12.1	Exclusivity	13
12.2	License Grant to SUPPLIER	14
13	Software License Grant by SUPPLIER	15
14	Confidential Information	15
15	Term and Termination	17
15.1	EFFECTIVE DATE	17
15.2	Renewal	17
15.3	Termination	17
15.4	Effect of Termination	18
15.5	Survival	18
16	Liability	18
16.1	Product Liability	18
16.2	Late Delivery	19
16.3	Infringement Indemnification	20
16.4	Insurance	20
17	Warranty	21
17.1	General	21
17.2	Warranty Period	21

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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17.3	Defects of PRODUCTS (Non-Conforming Units)	21
17.4	Liability for Expenses	22
17.5	Exchange of Information	22
17.6	Other Rights	22
18	General Provisions	23
18.1	Notices	23
18.2	Compliance with Laws	24
18.3	Assignment	24
18.4	Force Majeure	24
18.5	Waiver	25
18.6	Captions	25
18.7	General Terms and Conditions	25
18.8	Press Releases	25
18.9	Export Control-, Customs Regulations	26
18.10	Severability	27
18.11	Governing Law	27
18.12	Mediation	27
18.13	Entire FPA	28
18.14	PURCHASER’s Divisions	28
18.15	No Agency or Joint Venture	28
18.16	Order of Precedence	28
LIST OF EXHIBITS:

EXHIBIT A1	PRODUCT AGREEMENT #1 (PA1)
EXHIBIT A2	PRODUCT AGREEMENT #2 (PA2)
...
EXHIBIT An	PRODUCT AGREEMENT #n (PAn)
EXHIBIT B	LOGISTICS SERVICE AGREEMENT (LSA)
EXHIBIT D	QUALITY ASSURANCE AGREEMENT (QAA)
EXHIBIT E	Template: ADOPTION AGREEMENT (AA)

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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WHEREAS, PURCHASER has manufacturing sites worldwide and wishes to strengthen its strategic purchasing activities with respect to certain PRODUCTS for worldwide delivery to certain ORDERING PARTIES; and
WHEREAS, PURCHASER intends to market the PRODUCTS either in combination with, or as an integral part of its mobile communication product range, and
WHEREAS, SUPPLIER wishes to cooperate with PURCHASER in order to fulfill PURCHASER’s worldwide requirements and to provide preferred purchasing conditions to any ORDERING PARTY;
NOW, THEREFORE, the PARTIES agree as follows:
1 Definitions
The following terms are integral to this FPA and any INDIVIDUAL AGREEMENT and shall have the following meaning:
1.1	“AA” or “ADOPTION AGREEMENT” means a separate bilateral agreement by which ORDERING PARTIES and DESIGNATED SUBSIDIARIES participate in the terms and conditions of this FPA, including its EXHIBITS, and which is to be signed by the respective parties concerned. A template of such AA is attached as EXHIBIT E.

1.2	“CONFIDENTIAL INFORMATION” shall have the meaning as described in Section 15.

1.3	“CONTRACT MANUFACTURER” means any subcontractor of PURCHASER, listed in EXHIBIT B (LSA), which is not a SUBSIDIARY of PURCHASER.

1.4	“DELIVERY DATE” means the date of delivery as indicated in the PURCHASE ORDER and/or as derived from provisons of EXHIBIT B (LSA) or from the respective EXHIBIT Ax (PA).

1.5	“DESIGNATED SUBSIDIARY” means any SUBSIDIARY of SUPPLIER as listed in EXHIBIT B (LSA) designated by SUPPLIER to accept and carry through PURCHASE ORDERS for SUPPLIER.

1.6	“DOCUMENTATION“ means all documentation of a PRODUCT as detailed in this FPA and required by PURCHASER to use such PRODUCT in accordance with this FPA. DOCUMENTATION shall include all future updates.

1.7	“EDI” means Electronic Data Interchange as specified in EXHIBIT B (LSA

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.8	“EFFECTIVE DATE” shall mean the date first mentioned above.

1.9	“EPIDEMIC FAILURE” means the occurrence of complained or returned units caused by identical mistakes, as more specifically defined in EXHIBIT C (QAA).

1.10	“FORCE MAJEURE EVENT” shall have the meaning as described in Section 19.4 below.

1.11	“FPA” means this Frame Purchase Agreement, including any EXHIBITS and ANNEXES, which are incorporated by reference.

1.12	“FRAME ORDER” means a pro forma purchase order placed per part and fiscal year or PRODUCT life cycle. The sole purpose of such FRAME ORDER is to serve as a document for the electronic order processing used by PURCHASER. It is not legally binding and does not represent a volume/price commitment.

1.13	“INDIVIDUAL AGREEMENT” means any PRODUCT AGREEMENT, confirmed PURCHASE ORDER or FRAME ORDER, as part of or with reference to this FPA.

1.14	“LSA” or “LOGISTICS SERVICE AGREEMENT” means the logistics service agreement as specified in EXHIBIT B

1.15	“ORDERING PARTY” means PURCHASER or any of PURCHASER’s worldwide SUBSIDIARIES or CONTRACT MANUFACTURERS listed in EXHIBIT B (LSA). PURCHASER may at its option change EXHIBIT B (LSA) with prior written notice to SUPPLIER.

1.16	“PA” or “PRODUCT AGREEMENT” means the product agreement(s) as specified in EXHIBIT(S) A(x).

1.17	“PRODUCT(S)” means the commodity or commodities as specified in EXHIBIT A (PA). For the avoidance of doubt, PRODUCT(S) shall include hardware, firmware and software of the respective PRODUCT(S), as far as applicable.

1.18	“PURCHASE ORDER” means the document or a written process defined in EXHIBIT B (LSA) or in an INDIVIDUAL AGREEMENT used by an ORDERING PARTY to acquire PRODUCTS under this FPA.

1.19	“QAA” or “QUALITY ASSURANCE AGREEMENT” means the quality assurance agreement as specified in EXHIBIT D.

1.20	“SLA” or “SERVICE LEVEL AGREEMENT” means the service level agreement as specified in EXHIBIT C.

1.21	“SOFTWARE” means the software and/or firmware in machine readable format and, if and to the extent agreed, the source code, which run on the PRODUCT.

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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1.22	“SUBSIDIARY” means any company which any PARTY directly or indirectly owns or controls or which is directly or indirectly owned or controlled by a SUBSIDIARY of any PARTY. Ownership or control shall exist through the direct or indirect ownership of more than fifty per cent (50%) of the nominal value of the issued equity share capital or more than fifty per cent (50%) of the shares giving entitlement to vote at the election of directors or persons performing similar functions, or the right by any other means to elect or appoint directors or persons performing similar functions.

2	Scope of FPA

2.1	SUPPLIER shall supply to ORDERING PARTY the PRODUCTS as specified in the relevant EXHIBIT Ax (PA), and provide services in accordance with the terms and conditions of this FPA.

2.2	This FPA does not constitute and shall not be interpreted as any obligation to purchase any PRODUCT(S). Any such obligation shall only result from PURCHASE ORDERS issued by an ORDERING PARTY and duly accepted by SUPPLIER or a DESIGNATED SUBSIDIARY.

2.3	SUPPLIER assures PURCHASER
(i)	of the allocation of the forecasted quantities of PRODUCTS up to the agreed maximum bandwidth, as defined in EXHIBIT B (LSA), and

(ii)	of the validity of the prices as defined in the relevant EXHIBIT Ax (PA), as the maximum price which may be renegotiated on a regular basis according to the respective market situation.
3	Business Relationship
If, under a PURCHASE ORDER/FRAME ORDER, a breach of any of the terms and conditions of this FPA occurs
(i)	subject to Section (ii) below, such breach shall only be in respect of the parties to such PURCHASE ORDER/FRAME ORDER and shall not be considered as a breach by one PARTY towards the other PARTY. All contractual rights and remedies under this FPA and/or the respective PURCHASE ORDER/FRAME ORDER can only be exercised between the parties of the respective PURCHASE ORDER/FRAME ORDER.

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(ii)	if a breach referred to in Section 3 (i) above materially and adversely affects the overall cooperation between the PARTIES, the matter may be referred to the senior management level of each PARTY for consideration. If the senior managers cannot agree upon a remedial course of action to the reasonable satisfaction of the SUPPLIER or PURCHASER within thirty (30) days of their first convening for this purpose, the impaired PARTY shall be entitled to terminate this FPA and the foregoing Section 3 (i) shall not apply.

4	Prices, Taxes and Currency

4.1	Prices

Unless otherwise agreed in writing by PURCHASER and SUPPLIER, ORDERING PARTY shall purchase PRODUCTS from SUPPLIER and SUPPLIER shall grant licenses in accordance with the provisions of the FPA at the prices shown in the relevant EXHIBIT A (PA). SUPPLIER agrees and understands that the prices are determined by the cumulative purchase quantities of all ORDERING PARTIES hereunder

4.2	Taxes

The prices as listed in the relevant EXHIBIT A (PA) are net prices, i.e. all taxes, duties and similar charges imposed shall be borne by SUPPLIER, except VAT (Value Added Tax) or sales tax and shipping charges, which shall be calculated on [*] per Incoterms 2000. If VAT or sales tax is applicable, SUPPLIER shall bill such VAT or sales tax as a separate line item on the invoice. Where supplies are tax exempt, SUPPLIER shall not charge any VAT or sales tax. If necessary, ORDERING PARTY shall furnish a valid tax exemption certificate in order to enable SUPPLIER to make use of the tax exemption.

4.3	Currency

The currency under this FPA is the US dollar., unless otherwise stated in the relevant EXHIBIT A (PA).

5	Payment

Prices for PRODUCTS will be invoiced to ORDERING PARTY or credited to SUPPLIER in line with the respective EXHIBIT Ax (PA) and EXHIBIT B (LSA).

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Payments or credits shall be due no later than [*] days end of current month from the date of invoice. If the delay in receipt of proper payment by SUPPLYING PARTY will be more than [*] then SUPPLIER shall have the right to withhold future shipments.

If an invoice or credit note is disputed, ORDERING PARTY shall pay or credit the amount not in dispute. ORDERING PARTY shall not be obliged to pay or credit the amount in dispute until the dispute is resolved. No late payment charges shall be applied with regard to the disputed portion of the payment/credit.

6	PURCHASE ORDERS, Delivery and Cancellation

6.1	PURCHASE ORDERS

ORDERING PARTY shall order PRODUCTS in writing or by telefax or electronic mail (e-mail) or by Electronic Data Interchange (EDI), i2-based order management (if agreed upon), or if both PARTIES agreed to vendor managed inventory, call-off via consumption data as defined in EXHIBIT B (LSA). If not otherwise agreed and defined in this FPA, the PURCHASE ORDER shall include the following:
•	Date of issuance

•	PURCHASE ORDER number

•	SUPPLIER part number and/or SIEMENS part number

•	Quantity

•	Price

•	DELIVERY DATES

•	Shipping instructions and destination

•	Reference to this FPA

•	Invoice address

•	Contact person on ORDERING PARTY`s side
In case a vendor managed inventory regime is agreed in EXHIBIT B (LSA), a special PURCHASE ORDER is not needed, however, a FRAME ORDER shall be placed for electronic order-processing purposes. The agreed stock level

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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with an additional call-off via consumption data shall be deemed a PURCHASE ORDER with all related consequences thereof.

6.2	PURCHASE ORDER Acceptance

All PURCHASE ORDERS are subject to acceptance. SUPPLIER shall itself accept, as well as cause any of its DESIGNATED SUBSIDIARIES to accept, any PURCHASE ORDER which is in conformity with this FPA, and to fully comply with any and all terms and conditions set out in this FPA, as if such DESIGNATED SUBSIDIARY were a PARTY to this FPA and as if any obligations were direct obligations of such DESIGNATED SUBSIDIARY. PURCHASE ORDER acceptance may only be withheld due to reasons of non-conformity with this FPA, or due to a FORCE MAJEURE EVENT. Each PURCHASE ORDER shall be deemed to be accepted unless notice of non-acceptance is communicated to ORDERING PARTY in writing or electronically via email within [*] calendar days after receipt of the PURCHASE ORDER. Notwithstanding the foregoing, in case of non-acceptance, ORDERING PARTY and SUPPLIER shall promptly discuss the further procedure.

6.3	Cancellation

ORDERING PARTY shall have the right to
(i)	postpone any PURCHASE ORDER up to 90 days without charge to ORDERING PARTY, or

(ii)	cancel any PURCHASE ORDER, wholly or partially, but SUPPLIER and ORDERING PARTY shall mutually agree on the cancellation charges for long lead time parts as indicated in LSA .
6.4	Delivery

6.4.1	The DELIVERY DATE shall indicate the date the PRODUCTS are to be received at the place of destination named by ORDERING PARTY.

6.4.2	If a vendor managed inventory regime is agreed for a PRODUCT in EXHIBIT B (LSA), delivery terms for such PRODUCT shall be [*].

6.4.3	Packing details shall be defined in the respective EXHIBIT Ax (PA). Generally, packing of PRODUCTS for transport (including overseas shipment) and storage shall be made by SUPPLIER in such a manner as to protect PRODUCTS from damage. Such packing shall be included in the agreed prices and shall

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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comply with all applicable laws and regulations. If special packing is required for storage or extreme conditions, such requirements shall be advised to SUPPLIER with the PURCHASE ORDER and may be priced separately. The dimensions of packing shall be fundamentally suited to its contents in order to avoid unused freight space.

6.5	Transfer of Risk and Title

Risk of loss, damage or destruction of PRODUCTS shall pass to ORDERING PARTY according to the Incoterms as stated in Section 6.4 above.

Title to PRODUCTS, except SOFTWARE provided pursuant to the licensing provisions of this FPA, shall pass to ORDERING PARTY simultaneously with transfer of risk.

6.6	Incoming Goods Inspection

ORDERING PARTY may, at its discretion, perform an incoming goods inspection. However, the absence of any incoming goods inspection shall in no way affect or limit ORDERING PARTIES rights under this FPA.

7	PRODUCT Life Cycle Support

Both PARTIES agree that high quality, reliability, and supply-chain excellence can only be achieved through fostering cooperation and close collaboration at all process levels in the spirit of partnership and open-book relationship.

7.1	Commitment to Deliver, Maintain and Enhance

SUPPLIER undertakes to maintain the capability to manufacture and supply each PRODUCT over a period of at least seven (7) years following the effective date of the respective EXHIBIT Ax (PA) according to the terms stipulated therein and to deliver each PRODUCT to ORDERING PARTIES at then agreed prices.

7.2	PRODUCT Changes

PRODUCTS shall be fully compliant with the specifications in the relevant EXHIBIT Ax (PA) and with the requirements defined in EXHIBIT D (QAA).

If SUPPLIER intends to make changes to a PRODUCT which may affect form, fit, function, safety, reliability, performance, maintainability or any type-approval issue, SUPPLIER shall notify PURCHASER. Thereupon, the PARTIES shall in good faith

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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discuss the consequences of such changes. Notwithstanding the aforesaid, SUPPLIER is only allowed to make such changes of the PRODUCT specifications after a written approval of PURCHASER.

If PURCHASER requests a technical change in writing to a PRODUCT, SUPPLIER shall implement such change following reconciliation between the PARTIES. Upon mutual agreement between the Parties, any changes requested by the PURCHASER will require PURCHASER to pay all costs related to implementing such changes, including tooling and associated fixturing. Furthermore, any work in process (WIP) or finished good inventory (FGI) that has been effectively obsoleted as a result of such change by PURCHASER shall be the sole responsibility of the PURCHASER.

In case any such change to a PRODUCT does affect one or more specifications of the relevant EXHIBIT Ax (PA), such specifications need to be updated by the originating PARTY prior to performing changes to the PRODUCT itself. Further, all changes in respect of the PRODUCT must be proven by sufficiently complete DOCUMENTATION commensurate with the nature of the change (e.g. by a block or circuit diagram, calculation of performance relevant parameters, field change bulletin relating to engineering, manufacturing or retrofitting).

In no event shall the delivery of a changed PRODUCT be made by SUPPLIER prior to PURCHASER’s and SUPPLIER’s written consent to such changes. Such acceptance shall result from PURCHASER’s compliance and type approval testing of corresponding prototypes, as well as from review of all DOCUMENTATION related hereto.

7.3	Component’s End of Life

SUPPLIER agrees to notify PURCHASER in writing [*] months in advance of the end of life of components incorporated in a PRODUCT, or to the best of SUPPLIER’s ability to notify. This notification shall include clarification of technical alternatives to such components, as well as PRODUCT availability.

7.4	SERVICE LEVEL AGREEMENT

SUPPLIER shall undertake to support and maintain each PRODUCT over a time period of [*] years, following the date of delivery of the PRODUCT last delivered. For such time period the regulations of Section 7.2 shall apply. The Parties shall

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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mutually agree to the scope of Maintenance and support for this time period in a separate agreement.

7.5	PRODUCT DOCUMENTATION

For BTP manufacturing of PURCHASER’s design, and at PURCHASER’s request, SUPPLIER shall make available, free of charge, in the English language, all DOCUMENTATION which will enable PURCHASER to produce its own set of documentation. Such DOCUMENTATION shall comprise of one
(1)	set of electronic files of at least the following documents:

(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]

(v)	[*]

(vi)	[*]

(vii)	[*]
All DOCUMENTATION requested by PURCHASER shall comply both in form and in content with the latest technical standards of the PRODUCT in question and shall be updated accordingly in the event of changes.

PURCHASER shall be entitled to pass on to its customers all DOCUMENTATION received within the scope of this FPA, as well as to use, to modify or adapt, to translate, to copy and to supply such DOCUMENTATION.

8	Quality Assurance

General Global Quality Objectives:
(i)	EXHIBIT D (QAA) shall be valid for world-wide material sourcing of PURCHASER.

(ii)	The quality of PRODUCTS delivered to each ORDERING PARTY shall be guaranteed by SUPPLIER.

(iii)	Total Quality Management and continuous quality improvement shall be an essential element of the fundamental rules of SUPPLIER.
All further details are specified in EXHIBIT D (QAA).

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9	Logistics

Both PARTIES agree that high quality, reliability, and supply-chain excellence can only be achieved through fostering cooperation and close collaboration at all process levels in the spirit of partnership and open-book relationship.
EXHIBIT B (LSA) sets out the regulations for such a partnership between PURCHASER and SUPPLIER. It defines the steps needed to streamline and optimize planning and logistics.

10	SUPPLIER Rating and Improvement Program (Goal Agreement)

Not applicable

11	Open Book Policy

11.1	Disclosure of PRODUCT Data

SUPPLIER shall provide, upon PURCHASER’s request, the following data for each individual PRODUCT under this FPA:
(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]
11.2	Cost Reduction

Savings from cost reduction activities by the Parties with respect to any products shall be mutually negotiated and shared by the PARTIES.

12	Protection of PURCHASER ´s IPR and License Grant
For PRODUCTS containing IPRs of PURCHASER the following shall apply:
12.1	Exclusivity

FPA Endware	[*]
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SUPPLIER, within the limitations contained in, and in accordance with, the terms of this FPA, agrees to manufacture PRODUCTS exclusively for sale and delivery to ORDERING PARTIES. Subject to the terms of this FPA, SUPPLIER specifically agrees and warrants not to sell to any third party PRODUCTS.

12.2	License Grant to SUPPLIER

SUPPLIER is aware and acknowledges that the technical specifications provided by or on behalf of PURCHASER contain patented and non patented Intellectual property rights (“IPRs”) of PURCHASER and its licensors and that manufacturing of PRODUCTS according to such technical specifications is only possible by making use of such IPR.

Subject to the terms and conditions of this FPA, PURCHASER grants to SUPPLIER a non-exclusive, non-transferable, royalty-free license, without the right to sublicense, in such IPRs only for the purpose of manufacturing PRODUCTS for ORDERING PARTIES. All other rights not expressly granted in this FPA are reserved. SUPPLIER shall not use or employ such IPRs on any other product for any other purchaser except those products sold to ORDERING PARTIES and/or third party beneficiaries as approved in advance by PURCHASER in writing.

SUPPLIER agrees and acknowledges that violation of this Section 12 is a material breach of this FPA.

PURCHASER and its licensors shall retain full title to the IPRs and all copies thereof, and SUPPLIER and its DESIGNATED SUBSIDIARIES may use the IPRs in accordance with this limited license grant as contained in this Section 12. Without the prior written consent of PURCHASER, SUPPLIER shall not make available to any third party IPRs that PURCHASER may, in its sole discretion, deliver to SUPPLIER. SUPPLIER agrees that it will not modify, decompile, reverse engineer, or otherwise use the IPRs without the express prior written consent of PURCHASER.

PURCHASER is also aware and acknowledges that the products provided by SUPPLIER contain patented and non patented Intellectual property rights (“IPRs”) of SUPPLIER and its licensors and that manufacturing of PRODUCTS according to such technical specifications is only possible by making use of such IPR. Subject

FPA Endware	[*]
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to the terms and conditions of this FPA, SUPPLIER grants to PURCHASER a non-exclusive, non-transferable,non-revocable, royalty-free license, without the right to sublicense, in such IPRs only for the purpose of utilizing such PRODUCTS in systems provide by the ORDERING PARTIES. All other rights not expressly granted in this FPA are reserved. PURCHASER shall not use or employ such IPRs or share these SUPPLIER IPRs with OTHER SUPPLIERS. PURCHASER agrees and acknowledges that violation of this Section 12 is a material breach of this FPA.

In the event Purchaser desires to transfer IPR rights to an outsorced Contract and enable third party use of SUPPLIER’s IPR, SUPPLIER shall have advance consent rights, which shall however not be unreasonably withheld, and shall be intitled to negotiate differing supply terms with the proposed third party transferee .

13	Software License Grant by SUPPLIER

SUPPLIER/DESIGNATED SUBSIDIARY hereby grants to ORDERING PARTY a non-exclusive, non-transferable license, to copy and use the SOFTWARE for development, manufacturing, installation, commissioning, testing purposes (also by SUBSIDIARIES, CONTRACT MANUFACTURERS or subcontractors) and to distribute copies of the SOFTWARE as a component of a PRODUCT in object code form.

Sale of a PRODUCT (and licensing of each copy of the SOFTWARE component of a PRODUCT) by ORDERING PARTY will carry with it an implied license under the SOFTWARE [*] in a PRODUCT.

All right, title and interest in and to the SOFTWARE portions of the PRODUCTS remain in SUPPLIER and its licensors. No title to or ownership of such SOFTWARE, or any modified part thereof, is transferred to PURCHASER or any ORDERING PARTY under this FPA.

14	Confidential Information

Each PARTY agrees that all business and technical information received from the other PARTY in connection with this FPA and which this other PARTY expressly states to be confidential or the confidential nature of which can be assumed on the

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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basis of the circumstances (CONFIDENTIAL INFORMATION), will be maintained by the receiving PARTY in confidence and not disclosed to any third party, provided, however, that such receiving PARTY may use such CONFIDENTIAL INFORMATION for the purposes of this FPA or its EXHIBITS and may disclose such CONFIDENTIAL INFORMATION to its officers, and those of its employees and others under its control to whom disclosure is required for the purposes of this FPA, all of whom, if not already done, will be bound in writing to undertake such PARTY’s obligations hereunder.

The receiving PARTY additionally agrees to take all reasonable precautions to safeguard the confidential nature of the disclosing PARTY’s CONFIDENTIAL INFORMATION, provided however, that such receiving PARTY’s normal procedures for protecting its own confidential information shall be deemed reasonable precautions, so long as such normal procedures amount to no less than a commercially reasonable degree of care.

The receiving PARTY shall not be liable for disclosure and/or any use of such CONFIDENTIAL INFORMATION insofar as such CONFIDENTIAL INFORMATION
•	is in, or becomes part of, the public domain other than through a breach of this FPA by such PARTY; or

•	is already known to the receiving PARTY at or before the time it receives the same from the disclosing PARTY or is disclosed to the receiving PARTY by a third party as a matter of right; or

•	is independently developed by the receiving PARTY without the benefit of such information received from the disclosing PARTY; or

•	is disclosed and/or used by the receiving PARTY with the prior written consent of the disclosing PARTY; or

•	is required to be disclosed by law or by any judicial order or decree, provided that, so far as possible the receiving PARTY shall consult with the disclosing PARTY prior to such disclosure and take such steps as the disclosing PARTY may reasonably require to eliminate or reduce the scope of such requirement or to improve the conditions upon which such disclosure is to be made.

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Notwithstanding the above, the receiving PARTY has the right to disclose the disclosing PARTY’s CONFIDENTIAL INFORMATION received under this FPA to
•	ORDERING PARTIES, including CONTRACT MANUFACTURERS, and DESIGNATED SUBSIDIARIES; or

•	its licensees and sublicensees insofar as it has the right to license or sublicense same as set forth in this FPA and provided that the receiving PARTY requires such licensee or sublicensee to undertake in writing secrecy and non-use obligations which are at least as stringent as the ones set forth in this Section; or

•	its subcontractors insofar as it has the right to appoint the same as set forth in this FPA and provided that the receiving PARTY requires such subcontractor to undertake in writing secrecy and non-use obligations which are at least as stringent as the ones set forth in this Section; or

•	its end customers insofar and to the extent and subject to such conditions (if any) as is customary in this industry.
15	Term and Termination

15.1	EFFECTIVE DATE

This FPA shall commence on the EFFECTIVE DATE and shall apply to all PURCHASE ORDERS and FRAME ORDERS issued during the term of this FPA.

15.2	Renewal

This FPA shall expire three (3) years after the EFFECTIVE DATE. At the end of the fixed term, this FPA shall extend automatically for further one (1) year periods without prior written notice, unless nine (9) months prior to the end of the fixed term or any further one year period, one PARTY notifies the other PARTY in writing that the FPA shall not be automatically extended.

15.3	Termination

15.3.1	This FPA and any INDIVIDUAL AGREEMENT may be terminated at any time prior to expiration by mutual consent of the PARTIES.

15.3.2.	This FPA and any INDIVIDUAL AGREEMENT may be terminated immediately

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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at any time by any PARTY in the event that the other PARTY becomes the subject of any bankruptcy, insolvency or similar proceedings or is declared bankrupt or insolvent or otherwise cannot fulfill its financial obligations.

15.3.3	Either PARTY may terminate this FPA and/or any INDIVIDUAL AGREEMENT for material breach subject to a prior written notice to the other PARTY. Such notice shall specify the breach complained of and allow the alleged defaulting PARTY to cure such default within thirty (30) calendar days. Failure to effect a cure within this thirty (30) calendar days notice period shall give the non-defaulting PARTY the right to immediately terminate this FPA and/or the respective INDIVIDUAL AGREEMENT.

15.3.4	This FPA and/or any INDIVIDUAL AGREEMENT may be terminated at any time by PURCHASER by giving notice to SUPPLIER or its respective SUBSIDIARIES, if the SUPPLIER and/or its respective SUBSIDIARIES come under direct or indirect control or direction or determinative influence of any other entity competing with PURCHASER;

15.3.5	This FPA may be terminated by PURCHASER if within a reasonable timeframe no mutual agreement can be achieved regarding one or more of the following EXHIBITS:
•	LSA

•	QAA
15.3.6	Any termination shall be made in writing according to Section below.

15.4	Effect of Termination

Notwithstanding any termination or expiry, this FPA shall remain in effect as to any outstanding PURCHASE ORDERS accepted by SUPPLIER or any other obligations accrued prior to the time of termination or expiry.

15.5	Survival

All provisions and obligations which shall survive by their nature shall remain applicable and in full force after termination or expiry of this FPA.

16	Liability

16.1	Product Liability

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Subject to the limitation of liability in the insurance clause herein, in the event a proven defective product wholly the responsibility of SUPPLIER causes death or bodily injuries, to third parties, SUPPLIER shall at its own expenses indemnify and hold harmelss Purchaser and Ordering parties as provided by law. If a claim is made, Purchaser shall promptly notify SUPPLIER in writing within [*] days and shall thereafter permit SUPPLIER to control the litigation defense . Failure to promptly notify shall void this indemnity if it compromises the defense.

16.2	Late Delivery

Time shall be of the essence in relation to all delivery deadlines. If SUPPLIER fails to meet a DELIVERY DATE, ORDERING PARTY may, claim liquidated damages in the amount of [*] of the value of the affected PURCHASE ORDER for each calendar week of delay, computed from the DELIVERY DATE plus [*] days grace period, up to an aggregated payment per individual PURCHASE ORDER of [*] of the value of the affected undelivered PURCHASE ORDER items. In addition, SUPPLIER shall use the fastest way of transportation (i. e. express courier service or the like) for the delayed delivery. Such transportation shall be arranged by and the cost shall be borne by SUPPLIER

16.2.2	Cancellation due to Late Delivery

After [*] calendar days of delay, unless the delay is a result of changes/modifications imposed by the PURCHASER, the ORDERING PARTY may cancel the affected PURCHASE ORDER without setting a time limit or grace period. Upon request of ORDERING PARTY or PURCHASER such quantities will be deducted from the forecasted and/or fixed volume of PRODUCTS.

16.2.3	Compensation of Damages due to Late Delivery

In case of cancellation as set out in Section 16.2.2, ORDERING PARTY shall be entitled to receive, at SUPPLIER’s election, either :
(i)	the difference in price between the PRODUCT to be delivered and an acceptable alternative product of another source, including freight, packing and insurance; or

(ii)	the design and manufacturing documentation package from the escrow established at SUPPLIER expense Escrow DOCUMENTATION shall be in

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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English, in electronic format and such that competent second source manufacturer can successfully manufacture the products.
16.3	Infringement Indemnification

SUPPLIER, at its own expense, shall indemnify and hold harmless PURCHASER and ORDERING PARTIES against any direct or indirect loss or damages sustained by PURCHASER or any ORDERING PARTY as a result of a claim or action brought by any third party for infringement of any intellectual property rights (patent right, copyright, mask work right, trademark, trade secret or other intellectual property right of any third party) by reason of the possession, manufacture, use, offer, import, export, or sale of the PRODUCT, provided that PURCHASER/ORDERING PARTY
•	gives SUPPLIER, without undue delay, written notice of such claim;

•	permits SUPPLIER to defend or settle the claim; and

•	provides SUPPLIER with assistance, information and authority necessary to defend or settle the claim (SUPPLIER shall reimburse PURCHASER and/or ORDERING PARTY for reasonable expenses incurred in providing such assistance and information).
In the event that an adverse judgement or injunction is rendered or in the opinion of SUPPLIER is likely to be rendered, SUPPLIER shall in addition to the aforesaid, at its option,
•	procure for ORDERING PARTY the right to continue to use the PRODUCTS; or

•	modify the PRODUCTS so they become non-infringing; or

•	provide replacements that perform the same functions as the PRODUCTS; or

•	[*].
PURCHASER’s rights under this Section 16.3 are in addition to, and not in lieu of, any other rights PURCHASER or ORDERING PARTY may have under this FPA, including any EXHIBIT, as well as any INDIVIDUAL AGREEMENT and/or at applicable law.

16.4	Insurance

SUPPLIER shall, for the lifetime of the PRODUCTS, secure and maintain a third

FPA Endware	[*]
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party liability insurance, including product liability insurance, providing coverage for product liability exposure for a maximum amount of [*] USD cumulative across all products , including negligence and strict liability, to third parties resulting from defective PRODUCTS (such as design-, manufacture) supplied by SUPPLIER to ORDERING PARTY. On request of PURCHASER, SUPPLIER shall provide a copy of the insurance policy.

17	Warranty

17.1	General

SUPPLIER represents and warrants that the PRODUCTS shall be in conformance with the agreed specifications, as described in the relevant EXHIBIT Ax, (PA) and with EXHIBIT D (QAA). SUPPLIER further represents and warrants that the PRODUCTS are state of the art, newly manufactured solely from new parts and are free from defects in design, material and workmanship.

If SUPPLIER has doubts regarding the correctness of the specifications and/or the quality requirements as defined in EXHIBIT C (QAA) for the PRODUCT, it shall inform PURCHASER immediately in writing of the reservations.

17.2	Warranty Period

Due to the special requirements in the telecommunication industry the warranty period shall run for [*] months from the receipt date of the PRODUCTS at the place of destination

17.3	Defects of PRODUCTS (Non-Conforming Units)

If PRODUCTS fail to conform with the defined specifications or the warranties, at option of ORDERING PARTY and at no cost to ORDERING PARTY
(i)	ORDERING PARTY may return non-conforming units to SUPPLIER and SUPPLIER shall at ORDERING PARTY’s option repair or replace such non-conforming units or

(ii)	ORDERING PARTY may replace the non-conforming units with PRODUCTS in stock and SUPPLIER shall promptly replenish such stock; or

(iii)	ORDERING PARTY may return the non-conforming units to SUPPLIER either for credit or, upon ORDERING PARTY’s request, for a prompt refund of the purchase price ; or

FPA Endware	[*]
[*]
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(iv)	ORDERING PARTY may claim prompt replacement of the complete delivery lot if the Failure Rate of Delivery Lot exceeds more than the agreed maximum stated in EXHIBIT C (QAA); or

(v)	ORDERING PARTY may, if PARTYs agree that an epidemic failure is occurred, return all units of the PRODUCT affected by such EPIDEMIC FAILURE, whether non-conforming or not, to SUPPLIER either for credit or, upon ORDERING PARTY’s request, for a prompt refund of the purchase price.
In addition, ORDERING PARTY may itself repair PRODUCTS [*]. Generally, such repair shall be carried out by ORDERING PARTY/[*] only to avoid or reduce further damages or disadvantages for ORDERING PARTY, its customers or to avoid or reduce any obligation on the part of SUPPLIER to provide compensation. In such cases, PURCHASER agrees that having a third party modify PRODUCTS originally manufactured by the SUPPLIER shall immediately make the warranty in Section 17 null and void.

17.4	Liability for Expenses

If ORDERING PARTY, due to defective PRODUCTS, incurs damages and expenses including costs for notification, compensation, stoppages in production, installation and removal work, defect tracing, tests, transport, business trips, recalls, labor, destruction and/or improvement of inventory, SUPPLIER shall reimburse ORDERING PARTY subject to limitation of liability or the the value of the affected PURCHASE ORDERS, whichever shall be lower .

17.5	Exchange of Information

The PARTIES undertake to exchange immediately any information concerning possible damage risks and any cases of damage that have already occurred. They undertake to work together cooperatively in measures taken to avert risks to ensure that these measures are carried out smoothly.

17.6	Other Rights

PURCHASER’S rights under this Section 17 shall not prejudice any other rights PURCHASER or ORDERING PARTY may have under this FPA including any EXHIBITS, as well as INDIVIDUAL AGREEMENTS and/or applicable law.

FPA Endware	[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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18	General Provisions

The following general provisions shall apply to this FPA, including its EXHIBITS, as well as any INDIVIDUAL AGREEMENT hereunder:

18.1	Notices

All notices or other communications required or permitted hereunder with regard to the existence, interpretation, validity, termination etc. of this FPA to either PARTY shall be deemed to have been duly given if in writing and delivered personally or mailed first class, registered or certified mail, postage prepaid, to the PARTY’s addresses below:
if to SUPPLIER:
[*] Endwave Corporation
[*] Headquarters
or delegate
[*] 776 Palomar Avenue
[*] Sunnyvale, California 94085
[*] USA
with a copy to: Endwave Corporation
[*] Northeast Operation
[*]
or delegate
[*] 1 Technology Drive, Suite 310
[*] Andover, Massachusetts 01810
[*] USA
with a copy to: [*]
[*] Milan Office
[*]
or delegate
[*] [*]
[*] [*]
[*] Italia
if to Siemens:
Siemens Mobile Communications Spa
Mario Donati
Material Group Manager
SS. Padana Superiore km 158 20060 Cassina de’ Pecchi
Milan
Italy

FPA Endware	[*]
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with a copy to:
Siemens Mobile Communications Spa
Legal Department
Dr. Bruno Felice Duina
Via Piero e Alberto Pirelli, 10
20126 Milan
Italy
The PARTIES hereby agree that with regard to this Section 19.1 in case of a change in legislation, “in writing” shall only mean first class, registered or certified mail, postage prepaid, unless otherwise explicitly agreed upon by the PARTIES.

18.2	Compliance with Laws

SUPPLIER represents and warrants that the PRODUCTS conform to the relevant legal provisions and the regulations and guidelines of authorities. If, in individual, cases deviations from these regulations become necessary, SUPPLIER must obtain written permission from PURCHASER. In such case, SUPPLIER’s warranties shall apply to the changed requirements.

18.3	Assignment

Neither PARTY shall assign its rights or delegate its duties hereunder without the prior written consent of the other PARTY, except to a third party pursuant to a merger, sale of all or substantially all assets, or other corporate reorganization (however, save to Section 16.3.4). Any attempted assignment or delegation not permitted hereunder shall be void and of no effect.

18.4	Force Majeure

A PARTY shall not be in a material breach of any obligation under this FPA to the extent that its performance is prevented by a FORCE MAJEURE EVENT. If a PARTY claims that a FORCE MAJEURE EVENT has occurred affecting its performance, it shall promptly notify the other PARTY in writing.

For the purpose of this FPA, “FORCE MAJEURE EVENT” shall be deemed to be any cause affecting the performance of this FPA arising from or attributable to acts, events, omissions or accidents beyond the reasonable control of the PARTY to perform and without limiting the generality thereof shall include the following:
•	strikes, lock-outs or other industrial action;

FPA Endware	[*]
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•	civil commotion, riot, invasion, war threat or preparation for war;

•	fire, explosion, storm, flood, earthquake, subsidence, epidemic or other natural physical disaster;

•	general impossibility of the use of railways, shipping, aircraft, motor transport or other means of public or private transport;

•	political interference with the normal operations of any PARTY, including export restrictions.
If the FORCE MAJEURE EVENT continues for a cumulative period of ninety (90) days or more, either PARTY may terminate this FPA and / or any INDIVIDUAL AGREEMENT immediately by giving the other PARTY a written notice. Termination shall be effective upon receipt of the notice. If PURCHASER terminates, PURCHASER’s sole liability and SUPPLIER’s exclusive remedy under this FPA or any INDIVIDUAL AGREEMENT will be payment by PURCHASER of any balance due for PRODUCTS delivered by SUPPLIER before receipt of PURCHASER’s termination notice.

18.5	Waiver

The duly authorized waiver of the breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition.

18.6	Captions

The captions in this FPA are inserted only for the purpose of convenient reference and in no way define or limit the scope or intent of this FPA or any part of this FPA.

18.7	General Terms and Conditions

The terms and conditions of this FPA shall be applicable to and shall govern all INDIVIDUAL AGREEMENTS entered into hereunder regardless of any reference whatsoever. General terms and conditions as well as other pre-printed provisions on documents of either PARTY, including, without limitation, PURCHASE ORDERS, acknowledgments of PURCHASE ORDERS (“General Terms and Conditions”), shall not apply to this FPA and any agreement regarding its performance.

18.8	Press Releases

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Press Releases containing informations about this FPA or its EXHIBITS are only allowed to SUPPLIER after written permission by PURCHASER.

18.9	Export Control-, Customs Regulations

18.9.1	General

PRODUCTS and services are subject to customs regulations and to export control in accordance with the export regulations, including but not limited to the export control regulations of the Federal Republic of Germany, the European Union (EU), and/or the USA. The requirements of export control cover also software, technology and know-how. The PARTIES agree to comply with all applicable laws and regulations in that regard. The PARTIES shall provide mutual assistance as required to comply with all such laws and regulations.

18.9.2	Export by SUPPLIER

SUPPLIER shall be responsible for taking appropriate steps to obtain necessary export licenses, if any, relating to the export of PRODUCTS to the location of ORDERING PARTY and/or to the place of destination stated in the PURCHASE ORDER. SUPPLIER shall provide ORDERING PARTY with copies of relevant export licenses.

18.9.3	Re-export by PURCHASER/ORDERING PARTY

SUPPLIER shall provide to PURCHASER/ORDERING PARTY, on request of PURCHASER/ORDERING PARTY, without undue delay, for each PRODUCT any data/documents PURCHASER/ORDERING PARTY needs in order to comply with the laws and regulations above.

Data and documents requested refer to the conditions of export-/re-export licenses (classifications in German / EU / US export regulations, so called AL No, ECCN No), the customs commodity code, net and gross weight, the origin of PRODUCTS (LKZ) (including certificates of origin) and, from case to case, to customs preference regulations (e.g. FORM A, EUR1).

In case of phase in or modifications of a PRODUCT or a part thereof, SUPPLIER shall provide all PRODUCT data and export control data to PURCHASER/ORDERING PARTY in advance.

FPA Endware	[*]
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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In case of change of any PRODUCT data or export control data PURCHASER/ORDERING PARTY shall be informed immediately by SUPPLIER.

In case of changes to the certificate of origin, SUPPLIER shall send an updated certificate immediately or if requested by PURCHASER within [*] hours in written form. Such certificate shall be provided by SUPPLIER yearly automatically. In case of an emergency situation, if data were not already provided by SUPPLIER within the regular procedure as described above, SUPPLIER shall provide such missing data, upon PURCHASER`s/ORDERING PARTY`s request, within [*] electronically.

SUPPLIER shall be held liable for any expenses or damages incurred by ORDERING PARTY due to the culpable lack, or inaccuracy or delay of said data and documents, if such expenses or damages are attributable to SUPPLIER.

18.10	Severability

If any provision of this FPA is held invalid or unenforceable under any applicable law or be so held by applicable court decision, the PARTIES agree that such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions and further agree to substitute for the invalid or unenforceable provision a valid or enforceable provision which most closely approximates the intent and economic effect of the invalid provision within the limits of applicable law or applicable court decisions.

18.11	Governing Law

This FPA as well as any individual PURCHASE ORDER entered into thereunder shall be governed by and construed in accordance with the laws of the [*] without any reference to the conflict of law rules. The PARTIES agree that the provisions of the Convention on Contracts for the International Sale of Goods (CISG) shall not apply to this FPA.

18.12	Mediation

In the event of any dispute arising out of or in connection with the present contract, the parties agree to submit the matter to settlement proceedings under the ICC ADR Rules of the ICC Paris. If the dispute has not been settled pursuant to the said Rules within 45 days following the filing of a Request for ADR or within such other period as the parties may agree in writing, such dispute shall be finally settled under the Rules of Arbitration of the

FPA Endware	[*]
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International Chamber of Commerce in Paris by one or more arbitrators appointed in accordance with the said Rules of Arbitration.

The seat of the Mediation and Arbitration shall be Zurich, Switzerland. The procedural law of Switzerland shall apply where the Rules are silent. The language to be used in the mediation or the arbitration shall be English. The mediation agreement and/or the arbitral award shall be substantiated in writing.

18.13	Entire FPA

This FPA (including its EXHIBITS) sets forth the entire agreement and understanding between the PARTIES as to the subject matter hereof and merges all prior discussions between them. Neither of the PARTIES shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date of acceptance hereof in writing and signed by an authorized representative of the PARTY to be bound thereby.

18.14	PURCHASER’s Divisions

The PARTIES understand and agree that this FPA shall not affect any existing or future business relationship SUPPLIER may have or may enter into with other Siemens Groups. SUPPLIER shall inform PURCHASER promptly of any such currently existing or future relationship(s).

18.15	No Agency or Joint Venture

Neither of the PARTIES nor any of their respective agents, employees, independent contractors, or representatives shall:
•	be considered an agent, employee or representative of the other PARTY for any purpose whatsoever,

•	have authority to make any agreement or commitment for the other PARTY, or to incur any liability or obligation in the other PARTY’s name or on its behalf, or

•	represent to third parties that they have any right so to bind the other PARTY hereto.
Nothing contained in this Agreement shall be construed as creating an agency, partnership or joint venture relationship between the PARTIES.

18.16	Order of Precedence

The documents listed below form part of this FPA and in the event of discrepancies shall be valid in the following order of precedence:

FPA Endware	[*]
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•	[*]

•	[*]

•	[*]

•	[*]

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IN WITNESS WHEREOF, each of the PARTIES hereto have caused this FPA to be signed in duplicate by its respective duly authorized representatives on the dates and at the places mentioned below.

Place, Date :Sunnyvale, California 10/13/05	Place, Date : Milano, 12/1/06

Endwave Corporation	Siemens Mobile Communications Spa
/s/ Steve Layton	/s/ Iannetti Pratschke

signature(s)	signatures
S. Layton	IANNETTI PRATSCHKE

printed name(s) printed names
Vice-President & General Manager

title(s)	titles

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FPA Endware	[*]
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EXHIBIT B (LSA)	CONFIDENTIAL	1 of 16
EXHIBIT B            LOGISTICS SERVICE AGREEMENT (“LSA”)
to the
Frame Purchase Agreement
(“FPA”)
(Contract No.: A.Q. 5.90010)
LSA EFFECTIVE DATE: January 16th, 2006

Page Initialed by the PARTIES
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[*]
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EXHIBIT B (LSA)	CONFIDENTIAL	2 of 16
TABLE OF CONTENT:

1	DEFINITION	4
2	SCOPE OF THIS LSA	6
3	TERM AND TERMINATION OF THIS LSA	6
3.1	LSA EFFECTIVE DATE	6
3.2	TERMINATION	6
4	PRODUCT(S) COVERED BY THIS LSA	6
5	LOCATIONS OF THE PARTIES	7
5.1	SUPPLIER LOCATIONS	7
5.2	ORDERING PARTY LOCATIONS	7
6	TERMS OF THIS LSA	7
6.1	SUPPLY CLASSES	7
6.2	SERVICE LEVELS	9
6.3	FORECAST	11
6.4	BUFFERING	12
6.5	ORDER PROCESSING, CALL-OFF AND REPLENISHMENT	13
6.6	MANAGING EXCEPTIONS	15
6.7	PHASE-IN AND PHASE-OUT	15
6.8	PROCESS AND OPERATIONS MODEL	16
6.9	CONTACT AND STAND-IN REGULATIONS	16
7	COMPONENTS OF THIS LSA	16
LIST OF ANNEXES:
GENERAL ANNEXES
ANNEX A CONTACT PERSONS
ANNEX B FORECAST AND FLEXIBILITY CORRIDOR
ANNEX C PROCESS AND OPERATIONS MODEL
ANNEX D MINIMUM DOCUMENTATION REQUIREMENTS
ANNEX E LOCATIONS OF THE PARTIES
ANNEX F CONSIGNMENT STOCK TERMS

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EXHIBIT B (LSA)	CONFIDENTIAL	3 of 16
SPECIFIC ANNEXES PER ORDERING PARTY LOCATION
ANNEX G STAND-IN REGULATIONS
ANNEX H LIST OF SR PRODUCTS
ANNEX I LIST OF DR-1 PRODUCTS
ANNEX J LIST OF DR-2 PRODUCTS
ANNEX K STOCK LEVELS RELATED TO SR PRODUCTS
ANNEX L STOCK LEVELS RELATED TO DR-1 PRODUCTS
ANNEX M STOCK LEVELS RELATED TO DR-2 PRODUCTS
ANNEX N GOODS RECEIVING
ANNEX O LOCATION SPECIFIC AMENDMENT

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EXHIBIT B (LSA)	CONFIDENTIAL	4 of 16
WHEREAS, the PARTIES have signed a FPA regarding the delivery of PRODUCT(S) by SUPPLIER to ORDERING PARTY, and
WHEREAS, the SUPPLIER is known by PURCHASER to be a quality-conscious and reliable manufacturer of products for mobile radio infrastructure, and
WHEREAS, the PARTIES agree that high quality, reliability and supply-chain excellence can only be achieved through fostering cooperation and close collaboration at all process levels in the spirit of partnership and open-book relationship, and
WHEREAS, the PARTIES agree that by implementing this agreement they will move towards supply-chain excellence through defining service levels, stock and forecasting rules, logistic requirements and performance measurements;
NOW, THEREFORE, the PARTIES agree as follows:
1 DEFINITION
The following terms are integral to this LSA and to any PURCHASE ORDER or FRAME ORDER related to this LSA and shall have the following meaning:
1.1	The term “ANNEX” shall mean any annex attached to this LSA, thus representing an integral part thereof.

1.2	The term “CONSIGNMENT STOCK” also named as “CS” shall mean a stock of PRODUCTS owned by SUPPLIER or by a DESIGNATED SUBSIDIARY and located near by or at a ORDERING PARTY LOCATION as specified in ANNEX K (Stock Levels) and ANNEX F (CONSIGNMENT STOCK Terms).

1.3	The term “DIRECT REPLENISHMENT 1” also named as “DR-1” shall mean a specific logistic supply class as defined in this LSA.

1.4	The term “DR-1 PRODUCT” shall mean a PRODUCT for which the supply class DIRECT REPLENISHMENT 1 is defined by this LSA.

1.5	The term “DIRECT REPLENISHMENT 2” also named as “DR-2” shall mean a specific logistic supply class as defined in this LSA.

1.6	The term “DR-2 PRODUCT” shall mean a PRODUCT for which the supply class DIRECT REPLENISHMENT 2 is defined in this LSA.

1.7	The term “DISTRIBUTION CENTER” also named as “DC” shall mean a stock of PRODUCTS owned by SUPPLIER or by a DESIGNATED SUBSIDIARY from which PRODUCTS are supplied to at least one ORDERING PARTY LOCATION. Such DC shall be located in the geographical area of the ORDERING PARTY LOCATIONS it supplies to and there shall be no customs duty handling required for such supply.

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EXHIBIT B (LSA)	CONFIDENTIAL	5 of 16
1.8	The term “FLEXIBILITY CORRIDOR” shall mean a limited area of delivery flexibility versus time and shall be calculated in accordance with ANNEX B of this LSA.

1.9	The term “FORECAST° shall mean the forecast procedure as described in this LSA

1.10	The term “EDI” shall mean a specific way of electronic data interchange between ORDERING PARTY and SUPPLIER or DESIGNATED SUBSIDIARY as required by this LSA.

1.11	The term “LOCAL BUFFER” shall mean a stock of PRODUCTS owned by ORDERING PARTY and located near by or at ORDERING PARTY LOCATION.

1.12	The term “LSA EFFECTIVE DATE” shall mean the date mentioned first above.

1.13	The term “PHASE IN” also named as “RAMP UP” shall mean the limited time period agreed by the PARTIES during which SUPPLIER and/or DESIGNATED SUBSIDIARY prepares itself for production and delivery of a PRODUCT as defined by a service level of this LSA.

1.14	The term “PHASE OUT” also named as “RAMP DOWN” shall mean the time period during which the delivery quantity of a PRODUCT decreases to zero (0) either planned by PURCHASER and agreed by the PARTIES or due to unforeseeable requirements of PURCHASERS market.

1.15	The term “ORDERING PARTY LOCATION” shall mean any location of ORDERING PARTY relevant for the implementation of the replenishment classes.

1.16	The term “STANDARD REPLENISHMENT” also named as “R” shall mean a specific logistic supply class as defined in this LSA.

1.17	The term “SUPPLIER DELIVERY LEAD TIME” also named as “SDLT” shall mean the time in calendar days between the date of the receipt of PURCHASE ORDER at SUPPLIER or call off from SUPPLIER STOCK by ORDERING PARTY and the receipt of the PRODUCT at the ORDERING PARTY location or the PRODUCT arrival at the place of consumption.

1.18	The term “SR PRODUCT” shall mean a PRODUCT for which the supply class STANDARD REPLENISHMENT is defined by this LSA.

1.19	The term “SUPPLIER LOCATION” shall mean any location of SUPPLIER or DESIGNATED SUBSIDIARIES accepted by PURCHASER for manufacturing, stocking and/or distribution of the PRODUCT(S) under the FPA.

1.20	The term “SUPPLIER STOCK” shall mean a stock of PRODUCT(S) owned by SUPPLIER or by a DESIGNATED SUBSIDIARY and located near by or at a SUPPLIER LOCATION. Such SUPPLIER STOCK shall buffer PRODUCT(S) in higher quantity than the cumulated PRODUCT quantity pulled by all ORDERING PARTYS.
In addition to the above Definitions, all Definitions made in the FPA shall apply to this LSA.

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2 SCOPE OF THIS LSA
2.1	To define the contribution of the PARTIES to an integrated supply chain with best-in class performance levels.

2.2	The formalization of all logistic processes between SUPPLIER and/or DESIGNATED SUBSIDIARY and PURCHASER and/or ORDERING PARTY and all information related hereto shall be subject to the terms and conditions of this LSA.

2.3	To set-up collaboration rules for such logistic processes.
3 TERM AND TERMINATION OF THIS LSA
3.1	LSA EFFECTIVE DATE
This LSA shall commence on the LSA EFFECTIVE DATE and shall apply to all PURCHASE ORDERS and FRAME ORDERS issued after the LSA EFFECTIVE DATE.
3.2	Termination
In case of termination of the FPA this LSA shall automatically also terminate at the same time. The regulations of Article 16 of the FPA shall correspondingly apply to this LSA.
4 PRODUCT(S) COVERED BY THIS LSA
This LSA covers all PRODUCTS listed in ANNEX H, ANNEX I and ANNEX J hereto. A new PRODUCT will be added to this LSA only after the appropriate service level has been agreed between PURCHASER and SUPPLIER.
The criteria for application of the regulations of this LSA to a PRODUCT are as following:
(i)	Existence of a respective PA

(ii)	Qualification by PURCHASER for series production achieved
PURCHASER and SUPPLIER will review, at least on a quarterly basis, the status of PRODUCTS included in this LSA.

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5 LOCATIONS OF THE PARTIES
5.1 SUPPLIER LOCATIONS
All SUPPLIER LOCATIONS shall be listed in ANNEX E of this LSA.
A new SUPPLIER LOCATION shall be added to this LSA only after mutual agreement between the PARTIES and acceptance of such SUPPLIER LOCATION by PURCHASER.
Deletion of a SUPPLIER LOCATION from this LSA shall be based on a mutual agreement between the PARTIES.
5.2 ORDERING PARTY LOCATIONS
All ORDERING PARTY LOCATIONS (including CONSIGNMENT STOCK locations) shall be listed in ANNEX E of this LSA.
PURCHASER shall be allowed to add a new ORDERING PARTY LOCATION to and to delete an existing ORDERING PARTY LOCATION from ANNEX E of this LSA at any time. In case of such adding or deletion SUPPLIER shall be informed by PURCHASER at least six (6) weeks in advance and the PARTIES shall discuss in good faith all influence on the integrated supply chain.
6 PROVISIONS OF THIS LSA
6.1 Supply Classes
Different supply processes shall be put in place between PURCHASER and SUPPLIER to provide the agreed service levels as described in Article 6.2 below. Such different supply processes are defined by supply classes as following:
6.1.1 Supply Class STANDARD REPLENISHMENT
[*]
Operating principles for a SR-PRODUCT shall be:
•	vendor managed inventory

•	issuance of a FRAME ORDER

•	FORECAST from PURCHASER as per Article 6.3 below

•	ship to stock delivery by SUPPLIER into a CONSIGNMENT STOCK as specified in ANNEX F

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•	SUPPLIER calculates the trigger for on time replenishment (replenishment planning) via consumption data and stock level from the CONSIGNMENT STOCK (Min/Max Levels)

•	SUPPLIER DELIVERY LEAD TIME no longer than one (1) week

•	defined service level as per Article 6.2.1 below

•	performance measurement as per Article 6.2.1 below

•	payment as per ANNEX C
6.1.2 Supply Class DIRECT REPLENISHMENT 1
[*]
Operating principles for DR-1 PRODUCTS shall be:
•	vendor managed inventory

•	issuance of a FRAME ORDER or call-of via PURCHASER ORDER

•	FORECAST from PURCHASER as per Article 6.3 below

•	SUPPLIER STOCK and/or DISTRIBUTION CENTER

•	ship to stock delivery by SUPPLIER into a LOCAL BUFFER

•	regular delivery frequency

•	defined service level as per Article 6.2.2 below

•	performance measurement as per Article 6.2.2 below

•	payment as per ANNEX C
6.1.3 Supply Class DIRECT REPLENISHMENT 2
[*]
Operating principles for a DR-2 PRODUCT shall be:
•	FORECAST from PURCHASER as per Article 6.3 below

•	delivery by SUPPLIER at the location specified in the respective PURCHASE ORDER

•	call-off via PURCHASE ORDERS

•	confirmation of PURCHASER ORDERS by SUPPLIER

•	no specific stocks defined by this LSA

•	defined service level as per Article 6.2.3 below

•	performance measurement as per Article 6.2.3 below

•	payment as per ANNEX C

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6.2 Service Levels
6.2.1 Service Level for STANDARD REPLENISHMENT
SUPPLIER shall meet the following criteria and both PARTIES agree to monitor the following performance metrics each month:

Material/replenishment planning	under full responsibility of SUPPLIER

Contact Persons and stand-in regulation in place	according to ANNEX A and ANNEX I

Early-warning system in place	according to Article 6 6.1 below

Metric	SUPPLIER Commitment
CONSIGNMENT STOCK	SUPPLIER maintains the stock level at any time within the minimum and maximum stock level defined in ANNEX K by refilling the CONSIGNMENT STOCK up to the maximum stock level on each delivery

Caused line-breakdown	zero (0) times at ORDERING PARTY

Minimum inventory violation	zero (0) times at CONSIGNMENT STOCK, meaning the stock level must not fall below the minimum stock level defined in ANNEX K
Any violation of the minimum stock level at CONSIGNMENT STOCK or any caused line-break-down at ORDERING PARTY shall be deemed as a DELIVERY DATE not met by SUPPLIER and thus shall be regarded as a late delivery like provided for in the FPA.
6.2.2 Service Level for DIRECT REPLENISHMENT 1
SUPPLIER shall meet the following criteria and both PARTIES agree to monitor the following performance metrics each month:

Material/replenishment planning	under full responsibility of SUPPLIER

Contact Persons and stand-in regulation in place	according to ANNEX A and ANNEX I

Early-warning system in place	according to Article 6.6.1 below

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Metric	SUPPLIER Commitment
Maximum SDLT	as defined in ANNEX L.

LOCAL BUFFER	SUPPLIER maintains the stock level at any time within the minimum and maximum stock level defined in ANNEX L by refilling the LOCAL BUFFER up to the maximum stock level on each delivery or delivers according to the call-offs via PURCHASER ORDERS

On-time delivery

Emergency replenishment	meet the determined delivery time slot at each day of delivery as specified in ANNEX L

SUPPLIER STOCK and/or DC	SUPPLIER maintains the stock level at any time according to ANNEX L

Caused line-break-down	zero (0) times at ORDERING PARTY

Minimum inventory violation	zero (0) times at BUFFER STOCK, meaning the stock level must not fall below the minimum stock level defined in ANNEX L
Any violation of the minimum stock level at LOCAL BUFFER, any caused line-break-down at ORDERING PARTY or any non-successful emergency replenishment shall be deemed as a DELIVERY DATE not met by SUPPLIER and thus shall be regarded as a late delivery like provided for in the FPA.
6.2.3 Service Level for DIRECT REPLENISHMENT 2
SUPPLIER shall meet the following criteria and both PARTIES agree to monitor the following performance metrics each month:

Ordering/replenishment planning Stock	under full responsibility of each ORDERING PARTY according to ANNEX M

Contact Persons and Stand-in regulation in place	according to ANNEX A and ANNEX I

Early-warning system in place	according to Article 6.6.1 below

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Metric	SUPPLIER Commitment
Maximum SDLT	according to ANNEX M

On-time delivery	to meet the DELIVERY DATE as per PURCHASE ORDER

Material availability	according to FORECAST and FLEXIBILITY CORRIDOR

Caused line-break-down	zero (0) times at ORDERING PARTY
Any missed on-time delivery or any caused line-break-down at ORDERING PARTY shall be deemed as a DELIVERY DATE not met by SUPPLIER and thus shall be regarded as a late delivery like provided for in the FPA.
6.3 FORECAST
A FORECAST is a planning tool intended to improve the demand visibility for a period of at least six (6) months. The FORECAST together with the respective FLEXIBILITY CORRIDOR as defined in ANNEX B shall reflect the cumulative demand of a PRODUCT by all ORDERING PARTIES as predicted by PURCHASER, status as of the date of issue.
PURCHASER shall issue such FORECAST at least [*] and shall send it to SUPPLIER electronically. The FORECAST last issued by PURCHASER shall supersede all FORECASTS issued before.
SUPPLIER shall give feedback to PURCHASER regarding feasibility of the FORECAST via e-mail within [*] working days from receipt of such FORECAST, otherwise such FORECAST shall be deemed as accepted.
In case the demand of PURCHASER/ORDERING PARTIES is higher than specified by the FLEXIBILITY CORRIDOR both PARTIES shall mutually agree on a solution.
6.3.1 FORECAST for SR PRODUCTS
The quantities shown in the FORECAST as per ANNEX B are planned gross demands. The FORECAST together with the respective FLEXIBILITY CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production and to replenish each CONSIGNMENT STOCK. The FORECAST is binding with regard to the quantities and the validity of defined flexibility, but is not binding with regard to the chronological demand. SUPPLIER must take the flexibility range shown in ANNEX B into consideration when using the FORECAST.
The replenishment of a CONSIGNMENT STOCK shall be consumption driven only.

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6.3.2 FORECAST for DR-I PRODUCTS
The quantities shown in the FORECAST as per ANNEX B are planned gross demands. The FORECAST together with the respective FLEXIBILITY CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production, his SUPPLIER STOCK and/or DISTRIBUTION CENTERS and to replenish each LOCAL BUFFER. The FORECAST is binding with regard to the quantities and the validity of defined flexibility, but is not binding with regard to the chronological demand. SUPPLIER must take the flexibility range shown in ANNEX B into consideration when using the FORECAST.
The replenishment of a LOCAL BUFFER shall be consumption driven only.
6.3.3 FORECAST for DR-2 PRODUCTS
The quantities shown in the FORECAST as per ANNEX B are planned gross demands. The FORECAST together with the respective FLEXIBILITY CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production and to guarantee the defined SDLT. SUPPLIER must take the FLEXIBILITY CORRIDOR shown in ANNEX B into consideration when using the FORECAST. Delivery shall be based on individual PURCHASE ORDERS only.
6.4 Buffering
6.4.1 Buffering for SR PRODUCTS
SUPPLIER agrees to build up and maintain an agreed stock level of SR PRODUCTS on each CONSIGNMENT STOCK. The stock levels agreed for each CONSIGNMENT STOCK are listed in ANNEX K.
Both PARTIES agree to revise and adjust ANNEX K at least quarterly in order to adapt the stock levels to changes in demand requirements.
6.4.2 Buffering for DR-1 PRODUCTS
SUPPLIER agrees to build and carry a SUPPLIER STOCK and/or at least one DISTRIBUTION CENTER dedicated to DR-1 PRODUCTS. The agreed stock levels are listed in ANNEX L.
SUPPLIER agrees to maintain the stock levels in the SUPPLIER STOCK and/or DISTRIBUTION CENTERS, as listed in ANNEX L, at all times. SUPPLIER is responsible for all aspects of managing the SUPPLIER STOCK and/or DISTRIBUTION CENTERS including, but not limited to, planning, carrying costs and replenishment.

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SUPPLIER shall report the stock levels held in the SUPPLIER STOCK and DISTRIBUTION CENTERS to PURCHASER and ORDERING PARTY at least once a month. This data is necessary for PURCHASER and ORDERING PARTY to execute material availability calculations. PURCHASER reserves the right to inspect the SUPPLIER STOCK and the DISTRIBUTION CENTERS at any time with twenty four (24) hour prior written notice to SUPPLIER.
Furthermore, SUPPLIER guarantees to replenish and maintain the agreed stock levels of each LOCAL BUFFER, as per ANNEX L, at all times.
Both PARTIES agree to revise and adjust ANNEX L at least quarterly in response to changes in demand requirements. Notwithstanding the above, ORDERING PARTY shall be allowed to revise and adjust the stock levels of each LOCAL BUFFER monthly.
6.4.3 Buffering for DR-2 PRODUCTS
No specific SUPPLIER STOCK is defined in this LSA, see ANNEX M.
6.5 Order Processing, Call-Off and Replenishment
6.5.1 Order Processing, Call-Off and Replenishment for SR
ORDERING PARTY shall place a FRAME ORDER per each SR PRODUCT. Such FRAME ORDER shall be for order-processing purposes only, and shall not represent a volume/price commitment on the part of ORDERING PARTY.
The call-off of a SR PRODUCT shall be initiated by consuming such SR PRODUCT from the CONSIGNMENT STOCK, i.e. by decreasing the stock level. ORDERING PARTY shall daily provide consumption and inventory data per each SR PRODUCT. Such data shall be exchanged electronically between SUPPLIER and ORDERING PARTY. SUPPLIER shall manage the delivery process in such way that the stock level of the CONSIGNMENT STOCK will never fall below the agreed minimum stock level. The CONSIGNMENT STOCK must not be replenished beyond the agreed maximum stock level listed in ANNEX K.
If the quantity of a SR PRODUCT consumed from the CONSIGNMENT STOCK is not covered by the respective FORECAST and FLEXIBILITY CORRIDOR, SUPPLIER shall inform ORDERING PARTY within [*] after receipt of the consumption and inventory data. Further, if SUPPLIER is not able to replenish according to the agreed minimum level as per ANNEX K, SUPPLIER shall inform ORDERING PARTY within [*] after receipt of the consumption and inventory data.

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ORDERING PARTY” shall pay for each SR PRODUCT consumed from the CONSIGNMENT STOCK the price valid on the date of the respective credit note.
6.5.2 Order Processing, Call-Off and Replenishment for DR-1
ORDERING PARTY shall place a FRAME ORDER per each DR-1 PRODUCT. Such FRAME ORDER shall be for order-processing purposes, and shall not represent a volume/price commitment on the part of ORDERING PARTY.
The call-off of a DR-1 PRODUCT shall be initiated by consuming such DR-1 PRODUCT from the LOCAL BUFFER, i.e. by decreasing the stock level. ORDERING PARTY shall daily provide consumption and inventory data per each DR-1 PRODUCT. Such data shall be exchanged electronically between SUPPLIER and ORDERING PARTY.
SUPPLIER shall manage the stock levels of his SUPPLIER STOCK and/or DISTRIBUTION CENTERS and shall trigger regular deliveries in such way that the stock level of each LOCAL BUFFER is maintained in between the minimum and maximum stock level as defined in ANNEX L. Such regular deliveries shall replenish each LOCAL BUFFER up to the maximum stock level by using full transportation units.
If SUPPLIER is not able to replenish each LOCAL BUFFER according to the agreed levels as per ANNEX L, SUPPLIER shall inform all ORDERING PARTY affected within one (1) working day after receipt of the consumption and inventory data
ORDERING PARTY shall pay for each DR-1 PRODUCT received in the LOCAL BUFFER the price valid on the date of the respective credit note.
6.5.3 Order Processing, Call-Off and Replenishment for DR-2
ORDERING PARTY shall issue a PURCHASE ORDER to call off a DR-2 PRODUCT.
SUPPLIER shall deliver the ordered quantities on the DELIVERY DATE and in line with the SDLT as defined in ANNEX M.
All information shall be exchanged electronically between SUPPLIER and ORDERING PARTY.
If ordered quantities are not covered by the respective FORECAST and FLEXIBILITY CORRIDOR, SUPPLIER shall inform ORDERING PARTY in accordance with the order acceptance provisions of the FPA.
ORDERING PARTY shall pay for each DR-2 PRODUCT based on an invoice to be issued by SUPPLIER.

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6.6 Managing Exceptions
6.6.1 Early Warning, Notification
In case SUPPLIER becomes aware that he will not be able to meet a DELIVERY DATE, or a SDLT for what reason so ever, SUPPLIER shall notify each ORDERING PARTY affected in writing without undue delay.
Furthermore, SUPPLIER agrees to notify ORDERING PARTIES immediately of any developments in his material supply chain that could put deliveries to ORDERING PARTIES at risk. PURCHASER/ORDERING PARTY as well shall inform SUPPLIER if any changes occur concerning the volumes of PRODUCTS to be delivered by SUPPLIER, not covered by the FORECAST.
6.6.2 Underperformance
The SUPPLIER’S primary responsibility is to keep its commitments regarding to SUPPLIER DELIVERY LEAD TIMES and DELIVERY DATES and to achieve the performance and logistic service levels defined in this LSA.
Otherwise SUPPLIER shall be liable for all PURCHASER’S and ORDERING PARTY’S damages in accordance with the provisions of the FPA. In the event of SUPPLIER’S delay in delivery of PRODUCTS, SUPPLIER may — based on a written approval by PURCHASER — deliver PRODUCTS fulfilling or exceeding the approved specifications, without any additional costs.
6.7 PHASE-IN and PHASE-OUT
Any information related to PHASE IN and/or PHASE OUT of a PRODUCT and known to PURCHASER will be considered in the FORECAST. During PHASE IN and/or PHASE OUT the FLEXIBILITY CORRIDOR provisions of ANNEX B and the provisions of ANNEX K, L and M for such PRODUCT shall not be applicable.
During PHASE IN or PHASE OUT the communication between PURCHASER and SUPPLIER will be intensified both in frequency and in level of detail. Therefore, SUPPLIER agrees to allow PURCHASER to manage such PHASE IN or PHASE OUT on a weekly basis meaning that especially, but not limited to, demand figures per each ORDERING PARTY, DELIVERY TIME, SDLT, and stock levels may be adjusted once a week. These specific regulations concerning PHASE IN and PHASE OUT shall be stated in a separate document to be mutually agreed and signed by the PARTIES.

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In case of PRODUCT changes PURCHASER and SUPPLIER shall mutually agree on an implementation time schedule, based on the provisions of the FPA hereto.
6.8 Process and Operations Model
As defined in ANNEX C to this LSA.
6.9 Contact Persons and Deputy Regulations
As defined in ANNEX A and ANNEX G to this LSA.
7 COMPONENTS OF THIS LSA
The documents listed below form part of this LSA and in case of discrepancies shall be valid in the following sequence:
(i)	[*]

(ii)	[*]

(iii)	[*]

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EXHIBIT B (LSA)	CONFIDENTIAL	1 of 12
GENERAL ANNEXES
ANNEX A: Contact Persons

SIEMENS	SUPPLIER

Name: Rudolf Mazzoli	Name: Steve McGowan

Phone: +39 (0) 2 2437 2255	Phone: +1 408 522 3121

E-Mail: rudolf.mazzoli@siemens.com	E-mail: steve.mcgowan@endwave.com

Document approved:	Document approved:

1st December 2005 /s/ Rudolf Mazzoli	10/17/05 /s/ Steve Layton
Date, Rudolf Mazzoli	Date, Steve Layton
Senior Director ICM MW OP I SLO	Vice President Sales

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GENERAL ANNEXES
ANNEX B: FORECAST and FLEXIBILITY CORRIDOR
The FORECAST shall be sent by PURCHASER to SUPPLIER each month on a specific day. With regards to the agreed flexibility, it shall be assumed that the quantity in a month frame is equally distributed over the four weeks.
     1 FLEXIBILITY CORRIDOR rebated to PRODUCT DR2:
Week 1-2:            [*]
Week 3-4:            [*]
Week 5-8:            [*]
Week 9-12:          [*]
Week > 12:          [*]
     2 Rules for defining a FLEXIBILITY CORRIDOR:

R1	The Absolute Maximum Quantity can be maximally equal to the Physical Maximum Capacity.

R2	The Absolute Maximum / Minimum is determined by the Base Quantity and the Maximum / Minimum Flexibility when reaching a new Flexibility Zone.

R3	The new Absolute Maximum / Minimum can not be higher / lower than the Absolute Maximum / Minimum of the zone before.
When defining a FLEXIBILITY CORRIDOR the following terms shall apply:

Flexibility Zone	Area with the same flexibility

Maximum Flexibility	Percentage maximum per Flexibility Zone

Minimum Flexibility	Percentage minimum per Flexibility Zone

Base Quantity	Absolute quantity, when Flexibility Zone is entered the first time

Absolute Maximum	Absolute maximum quantity for each Flexibility Zone

Absolute Minimum	Absolute minimum quantity for each Flexibility Zone

Absolute Weekly Increase	Absolute quantity increase from week to week

Absolute Weekly Decrease	Absolute quantity decrease from week to week

Physical Maximum Capacity	Maximum applicable capacity of SUPPLIER

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GENERAL ANNEXES
     3 FLEXIBILITY CORRIDOR Example:
     4 PURCHASER’s Liability
The PARTIES agree to meet and find a solution in order to share the costs raising from any unexpected unstable business or in an unexpected sudden phase out.
Such costs shall/may include:
•	WIP

•	Finished goods

•	Materials as per list LSA Annex J

•	Custom parts
Supplier must provide evidence of costs and necessary documentation (i.e. PO’s , invoices, etc.)

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GENERAL ANNEXES
ANNEX C: Process and Operations Model
     1 STANDARD REPLENISHMENT: (Not applicable)
Rough description of the process:
•	The stock level of the CONSIGNMENT STOCK shall be replenished by SUPPLIER to maintain the stock level according to ANNEX K.

•	Daily consumption and inventory data related to the CONSIGNMENT STOCK shall be provided to SUPPLIER by ORDERING PARTY.

•	SUPPLIER shall initiate the delivery process in such way that the stock level will never fall below the agreed minimum level as per ANNEX K.

•	All kind of information, including but not limited to consumption and inventory data, shall be exchanged via EDI 98.B (DELFOR, INVRPT).

•	Payment process:
™ Payment for consumption from the CONSIGNMENT STOCK shall be calculated and paid monthly. For the future it is foreseen to implement the SAP-credit-note system. Then no invoice shall be issued by SUPPLIER.

™ Accounting shall take place on a specific day of each month for the quantities consumed from the CONSIGNMENT STOCK and at the price valid on the issue date of the respective credit note.

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GENERAL ANNEXES
™ Payment shall be made in line with the provisions of the FPA.

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GENERAL ANNEXES
     2 DIRECT REPLENISHMENT 1: (Not applicable)
Rough description of the process:
•	SUPPLIER shall maintain a SUPPLIER STOCK and/or DISTRIBUTION CENTER in order to supply into ORDERING PARTY LOCATIONS.

•	The SUPPLIER STOCK and/or the DISTRIBUTION CENTERS are controlled according to the agreed stock levels following ANNEX L by SUPPLIER in such a way that deliveries can be made within the specified SDLT to each ORDERING PARTY LOCATION.

•	SUPPLIER replenishes the consumed PRODUCT quantities into each LOCAL BUFFER by regular deliveries.

•	Daily consumption and inventory data related to each LOCAL BUFFER shall be provided to SUPPLIER by the ORDERING PARTY.

•	All kind of information, including but not limited to consumption and inventory data, shall be exchanged via EDI 98-B (DELFOR, INVRPT) and via EDI 96.B (ORDERS, ORDRSP, INVOIC)

•	Payment process:
o	Payment for LOCAL BUFFER receipts shall be calculated and paid monthly. For the future it is foreseen to implement the SAP-credit-note system. Then no invoice shall be issued by SUPPLIER.

o	Accounting shall take place on a specific day of each month for the quantities received in the LOCAL BUFFER and at the price valid on the issue date of the respective credit note.

o	Payment shall be made in line with the provisions of the FPA.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	CONFIDENTIAL	7 of 12
GENERAL ANNEXES
     3 DIRECT REPLENISHMENT 2:
Rough description of the process:
•	After receiving a PURCHASE ORDER from ORDERING PARTY SUPPLIER shall deliver the ordered PRODUCTS to the location specified in the PURCHASE ORDER and within the SDLT specified in ANNEX M

•	To ensure timely delivery SUPPLIER may keep a SUPPLIER STOCK, if necessary.

•	The PURCHASE ORDER shall be issued by ORDERING PARTY and confirmed by SUPPLIER electronically.

•	Payment process:
o SUPPLIER shall issue an invoice to ORDERING PARTY.

o ORDERING PARTY shall pay the invoice according to the provisions of the FPA.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	CONFIDENTIAL	8 of 12
GENERAL ANNEXES
ANNEX D: Minimum Documentation Requirements
The following information must exist:

Delivery note:	Delivery note number and date
Order number
Quantity
PURCHASER material number
PURCHASER part number
PURCHASER description
SUPPLIER product description
Order unit if different from “pieces”

[*]

Product packaging:	SUPPLIER part number
Quantity, if more than one (1)
SUPPLIER PRODUCT description in plain text
PURCHASER part number
Date code

[*] in plain text

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	CONFIDENTIAL	9 of 12
GENERAL ANNEXES
ANNEX E: Locations of the PARTIES
     1 ORDERING PARTY LOCATIONS, CONSIGNMENT STOCK locations
          a. ORDERING PARTY LOCATION Cassina

Legal Entity	Siemens Mobile Communications S.p.a

Street	V.Ie Piero e Alberto Pirelli, 10

Postal Code, City	20126 Milano

Country	Italy

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	CONFIDENTIAL	10 of 12
GENERAL ANNEXES
     2 SUPPLIER LOCATIONS, DISTRIBUTION CENTER locations
a. SUPPLIER LOCATION #1
Legal Entity: Endwave Corporation
Street: 776 Palomar Avenue
Postal Code: 94085
City: Sunnyvale
State: California
Country: USA
b. SUPPLIER LOCATION #2
Legal Entity:
Street:
Postal Code:
City:
State:
Country:

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	11 of 12
GENERAL ANNEXES
ANNEX F – CONSIGNMENT STOCK (“CS”) Terms (Not applicable)
A       Delivery of CONSIGNMENT STOCK PRODUCTS
1.	The subject of this ANNEX F is the performance of services relating to the receipt, the storage, the transportation and any commercial administration of CS PRODUCTS. SUPPLIER shall deliver CS PRODUCTS in accordance with ANNEX J to the CONSIGNMENT STOCK locations as specified in ANNEX E. Details of the CONSIGNMENT STOCK regulations at specific locations may be specified in an additional location specific CONSIGNMENT STOCK agreement.

2.	The CS inventory shall remain the property of SUPPLIER until withdrawn by ORDERING PARTY from such CS inventory. Risk of loss or damage to the CS PRODUCT shall pass to ORDERING PARTY at the time SUPPLIER has delivered the PRODUCT into the CONSIGNMENT STOCK in accordance with the terms and conditions of this LSA, except if the damages or losses have been caused by SUPPLIER and/or SUPPLIER’S freight forwarder.

3.	ORDERING PARTY may perform incoming goods inspections based on SUPPLIER’S delivery notes regarding quantity and identity of the delivered units of CS PRODUCTS as well as inspections on apparent defects. Loss or defects which have been detected during such an incoming goods inspection shall be documented by ORDERING PARTY and reported to SUPPLIER. Quantity variances of delivered CS PRODUCTS which have been detected by ORDERING PARTY during an incoming goods inspection shall be notified by ORDERING PARTY to SUPPLIER within [*] days of receipt of the relevant units of CS PRODUCTS. Whenever loss or damage has occurred to a CS PRODUCT prior to receipt by ORDERING PARTY at the CONSIGNMENT STOCK and becomes apparent to ORDERING PARTY within the incoming goods inspection, ORDERING PARTY should mark the delivery receipt with a description of the damage or loss before signing and shall do reasonable efforts to request the carrier to inspect and confirm such loss or damage by signing such marked receipt.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	12 of 12
GENERAL ANNEXES
B       Consigned Inventory Storage and Management
1.	ORDERING PARTY will provide a secure and separated space for CS PRODUCTS at the CONSIGNMENT STOCK, Storage of the goods is to occur in suitable, dry rooms. The CS PRODUCTS are to be protected from unauthorized access through suitable means.

2.	ORDERING PARTY may at it’s own discretion subcontract any of its obligations under this ANNEX F to a third party, whereby subcontracting of Storage of the CS PRODUCTS by ORDERING PARTY at a third party warehouse and/or subcontracting of related services to a third party shall not affect any of the contractual obligations of SUPPLIER and ORDERING PARTY under the framework of the FPA and this LSA.

3.	ORDERING PARTY will perform the receipt of goods, stocking, storage and withdrawal of CS PRODUCTS at no charge to SUPPLIER. ORDERING PARTY shall safeguard that the inventory management method FIFO (“First In, First Out’) will be used by its personnel and/or its subcontractors. ORDERING PARTY will maintain accurate and complete records with regard to the custody and care of the CONSIGNMENT STOCK. Such records shall be maintained in accordance with recognized commercial accounting practices, so that they may be readily audited. The records shall be held until all payments or final adjustments of payments have been made. ORDERING PARTY shall permit SUPPLIER to examine and audit such records, provided that [*] working days prior written notice has been given to SUPPLIER.
C.       Withdrawal and Invoicing
1.	ORDERING PARTY will send to SUPPLIER electronically the actual inventory, receipts, and withdrawals, on each day having any inventory activity (i.e., receipts or withdrawals). SUPPLIER will submit invoices to ORDERING PARTY which shall identify the total quantities of CS PRODUCTS withdrawn from the inventory. SUPPLIER may issue EDI 98.8 (INVOIC) transactions. Invoices will be due and payable by ORDERING PARTY in full via electronic funds transfer to the account number specified by SUPPLIER in accordance with the respective regulations of the FPA. For the future it is foreseen to implement the SAP-credit-note system. Then no invoice shall be issued by SUPPLIER.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	13 of 12
GENERAL ANNEXES
2.	PRODUCTS withdrawn from CONSIGNMENT STOCK cannot be returned to CONSIGNMENT STOCK, unless mutually agreed by the PARTIES in writing. Defective CS PRODUCT shall be subject to warranty terms of the FPA.

3.	ORDERING PARTY agrees that CS PRODUCTS shall be withdrawn from the CONSIGNMENT STOCK only on a FIFO process.
D.       Inspection and Audit
SUPPLIER shall have the right to enter the CONSIGNMENT STOCK locations of ORDERING PARTY as listed in ANNEX E, during normal local business hours and upon [*] hours prior written notice, to conduct a physical inspection of the CONSIGNMENT STOCK and/or of the books and records for the respective CONSIGNMENT STOCK location. In the event SUPPLIER becomes aware of any problems with the CONSIGNMENT STOCK inventory, SUPPLIER will notify ORDERING PARTY in writing of any such problem without any delay. ORDERING PARTY is responsible for adjusting any deviations in inventory unless ORDERING PARTY is able to offer proof of having used sound stock maintenance principles. Deviations will be immediately accounted for as inventory corrections.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	1 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX G: Stand-in regulation in place
Contacts Logistics:

ORDERING PARTY	SUPPLIER

Name: [*]	Name: Steve McGowan

Phone: [*]	Phone: 1 408 522 3121

E-Mail: [*]	E-mail: steve.mcgowan@endwave.com

Document approved:	Document approved:

1st December 2005 /s/ Rudolf Mazzoli	10/17/05 /s/ Steve Layton

Date, Rudolf Mazzoli	Date, Steve Layton

Senior Director	Vice President Sales

ICM MW OP I SLO

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	2 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX H: List of SR PRODUCTS (Not applicable)

Part no.	SAP no.	Supplier no.	Product Class	Description	Product
Critical Component List:

Material	Lead time in weeks1)	Value in % of
assembly price

1) [*]

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	3 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX I: List of DR-1 PRODUCTS (Not applicable)

Part no.	SAP no.	Supplier no.	Product Class	Description	Product
Critical Component List:

Material	Lead time in weeks1)	Value in % of
assembly price

1) [*]

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	4 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX J: List of DR-2 PRODUCTS

Part no.	SAP no.	Supplier no.	Product Class	Description	Product
[*]				38 GHz ND [*]
[*]				38 GHz ND [*]
[*]				38 GHz ND [*]
[*]				38 GHz ND [*]
[*]				38 GHz ND [*]
[*]				38 GHz ND [*]
Critical Component List:

Value in % of
Material	Lead time in weeks1)	assembly price	End Product Usage
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND and 38 HD
[*]	[*]	[*]	38 GHz ND and 38 HD
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	5 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS

Value in % of
Material	Lead time in weeks1)	assembly price	End Product Usage
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
[*]	[*]	[*]	38 GHz ND
1) [*]
2) ORDERING PARTY shall monthly provide, an informal forecast with [*] months visibility.

The SUPPLIER shall monthly provide, for the defined critical components. inventory and on order status.

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	6 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX K: Stock Levels related to SR PRODUCTS (Not applicable)
The quantity of 1 DOS shall be calculated as follows:
First (1st) month’s quantity of each FORECAST issued divided by the number of working days during this month.

ORDERING PARTY LOCATION:

Minimum stock level in CONSIGNMENT STOCK	[*]
Maximum stock level in CONSIGNMENT STOCK	[*]

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	7 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX L: Stock Levels related to DR-1 PRODUCTS (Not applicable)
The quantity of 1 DOS shall be calculated as follows:
First (1st) month’s quantity of each FORECAST issued divided by the number of working days during this month.

ORDERING PARTY LOCATION:
Maximum SDLT	within [*]
Minimum stock level in LOCAL BUFFER	[*]
Maximum stock level in LOCAL BUFFER	[*]
Stock level of SUPPLIER STOCK or DC	at least [*] for daily delivery, in order to ensure [*] upside flexibility in short term
Emergency replenishment:	[*] within [*] hours out of SUPPLIER STOCK or DC

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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	8 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX M: Stock Levels related to DR-2 PRODUCTS
The quantity of 1 DOS shall be calculated as follows:
First (1st) month’s quantity of each FORECAST issued divided by the number of working days during this month.

ORDERING PARTY LOCATION:
Minimum stock level of SUPPLIER STOCK	No specific stock levels required, SUPPLIER has to guarantee to replenish the material within the required replenishment time, thus it may be necessary to hold a stock level on SUPPLIER site

Maximum SDLT	[*]

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	9 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
ANNEX N: Goods Receiving
If not otherwise specified below, all deliveries shall take place during the opening hours of the goods-receiving department of the ORDERING PARTY LOCATION. All times defined in this LSA are stated in a 24-hour format and as local time of the respective ORDERING PARTY LOCATION.
     1 STANDARD REPLENISHMENT (Not applicable)
SUPPLIER shall deliver PRODUCTS using the respective standardized containers (in case they have been defined by PURCHASER). A continuous container exchange between SUPPLIER and ORDERING PARTY shall be implemented.
     a. Opening hours at ORDERING PARTY LOCATION:

Day	Goods Receiving

Monday – Friday	06.30 – 20.00

Saturday	Special arrangements

Sunday	Special arrangements
     b. Logistic Data
The logistic data shall include the container quantities and container type for each PRODUCT to be delivered by SUPPLIER.
The latest version of the logistic data will be provided to SUPPLIER by ORDERING PARTY and it may be adjusted at short notice.

SUPPLIER shall notify ORDERING PARTY immediately in case of missing logistic data.
     2 DIRECT REPLENISHMENT 1 (Not applicable)
SUPPLIER shall deliver PRODUCTS using the respective standardized containers (in case they have been defined by PURCHASER). A continuous container exchange between SUPPLIER and ORDERING PARTY shall be implemented.
Deliveries into each LOCAL BUFFER shall meet the respective delivery time slot defined between ORDERING PARTY and SUPPLIER.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	10 of 10
SPECIFIC ANNEXES FOR ORDERING PARTY LOCATIONS
     a. Opening hours at ORDERING PARTY LOCATION:

Day	Goods Receiving

Monday – Friday	06.30 – 20.00

Saturday	Special arrangements

Sunday	Special arrangements
     b. Logistic Data
The logistic data shall include the container quantities and container type for each PRODUCT to be delivered by SUPPLIER.
The latest version of the logistic data will be provided to SUPPLIER by ORDERING PARTY and it may be adjusted at short notice. SUPPLIER shall notify ORDERING PARTY immediately in case of missing logistic data.
     3 DIRECT REPLENISHMENT 2:
SUPPLIER shall deliver all DR-2 PRODUCTS packed as agreed with PURCHASER/ORDERING PARTY.
     a. Opening times at ORDERING PARTY LOCATION:

Day	Goods Receiving

Monday – Friday	06.30 – 20.00

Saturday	Special arrangements

Sunday	Special arrangements
     b. Logistic Data
The logistic data shall include the container quantities and container type for each PRODUCT to be delivered by SUPPLIER.
The latest version of the logistic data will be provided to SUPPLIER by ORDERING PARTY and it may be adjusted at short notice. SUPPLIER shall notify ORDERING PARTY immediately in case of missing logistic data.

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	1 of 10
ANNEX O                                                Location specific Amendment
to
Logistic Service Agreement (LSA)
for
ORDERING PARTY Cassina only

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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	2 of 10
In Amendment to the existing LSA to the FPA the following shall exclusively apply for the delivery and logistic of PRODUCTS if PRODUCTS are delivered to MW Cassino, Siemens Mobile Communications S.p.a, S.S.11 Padana Superiore Km 158, 20060 Cassino de’ Pecchi, Italy (ORDERING PARTY).
LSA Body
The articles from 1.20 to 1.24 shall be added :
1.20	The term “WFS” shall mean a specific technical architecture (Web File Server) provided by ORDERING PARTY to support electronic data interchange between ORDERING PARTY and SUPPLIER or DESIGNATED SUBSIDIARY as required by this LSA.

1.21	The term “FULL CONSIGNMENT” shall be the synonym for “STANDARD REPLENISHMENT”.

1.22	The term “SPLITTED CONSIGNMENT” shall be the synonym for “DIRECT REPLENISHMENT 1”

1.23	The term “SUPPLIER SAFETY BUFFER “ shall be the synonym for “DIRECT REPLENISHMENT 2”.

1.24	The term “SCHEDULING” shall mean the period of [*] days starting with the 1st day on which a demand is indicated to SUPPLIER.

1.25	The term “SAFETY BUFFER” shall mean a defined SUPPLIER stock at supplier site or in DC
The article 2.3 shall be added :
In the event of a conflict between this LSA and the FPA, the terms of the FPA shall control
In the article 6.1.1 the item “• issue of a FRAME ORDER” is not relevant.
The item “• no call-off for CONSIGNMENT STOCK replenishment” shall be added.
In the article 6.1.2 the following items are not relevant:
•	issue of a FRAME ORDER

•	ship to stock delivery by SUPPLIER into a LOCAL BUFFER
     The following items shall be added:
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	3 of 10
•	delivery by SUPPLIER into a LOCAL BUFFER at ORDERING PARTY LOCATION on a consignment basis.

•	call-off for LOCAL BUFFER at ORDERING PARTY LOCATION on a consignment basis.

•	SDLT no longer than one (1) week.
In the article 6.1.3
Supply Class DIRECT REPLENISHMENT 2
This supply class shall apply to all PRODUCTS listed in ANNEX J.
Operating principles for a DR-2 PRODUCT shall be:
•	FORECAST from PURCHASER as per Article 6.3 below

•	delivery by SUPPLIER at the location specified in the respective PURCHASE ORDER

•	call-off via PURCHASE ORDERS

•	SAFETY BUFFER at SUPPLIER or DC

•	defined service level as per Article 6.2.3 below

•	performance measurement as per Article 6.2.3 below

•	payment as per ANNEX C
In the article 6.2.2 the definitions for “LOCAL BUFFER” and “On-time delivery” shall be superseded by the following wording :

LOCAL BUFFER	SUPPLIER refills the CONSIGNMENT STOCK according to call-off issued by ORDERING PARTY

On-time delivery	meet the DELIVERY DATE as per call-off
In the article 6.2.3
Service Level for DIRECT REPLENISHMENT 2
SUPPLIER shall meet the following criteria and both PARTIES agree to monitor the following performance metrics each month:

Ordering/replenishment planning	under full responsibility of each ORDERING PARTY

SAFETY BUFFER	according the List A

Contract contacts and
stand-in regulation in place	according to ANNEX A and ANNEX J
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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	4 of 10

Early-warning system in place	according to Article 6.6.1 below
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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	6 of 10

Metric	SUPPLIER Commitment
Maximum SDLT	according to ANNEX M
On-time delivery	to meet the DELIVERY DATE as per PURCHASE ORDER
Material availability	according to FORECAST and FLEXIBILITY CORRIDOR
Caused line-break-down	zero (0) times at ORDERING PARTY
Any missed on-time delivery or any caused line-break-down at ORDERING PARTY shall be deemed as a DELIVERY DATE not met by SUPPLIER and thus shall be regarded as a late delivery like provided for in the FPA.
The article 6.3 shall be superseded in its’ entirety and replaced by the following wording :
6.3 FORECAST and SCHEDULING
A FORECAST is a planning tool intended to improve the demand visibility for a period of at least four weeks, depending on the respective PRODUCT family.
The FORECAST together with the respective FLEXIBILITY CORRIDOR as defined in ANNEX B shall reflect the cumulative demand of a PRODUCT in specified timeframe by all ORDERING PARTIES as predicted by PURCHASER, status as of the date of issue.
PURCHASER shall issue such FORECAST fortnightly and shall send it to SUPPLIER via WFS.
The FORECAST last issued by PURCHASER shall supersede all FORECASTS issued before.
SUPPLIER shall give feedback to PURCHASER regarding feasibility of the FORECAST via WFS within [*] days from receipt or such FORECAST, otherwise such FORECAST shall be deemed as accepted.
The FORECAST and SCHEDULING shall not constitute and shall not be interpreted as any obligation of PURCHASER/ORDERING PARTIES to purchase PRODUCTS.
In case the demand of PURCHASER/ORDERING PARTIES is higher than specified by the FLEXIBILITY CORRIDOR both PARTIES shall mutually agree on a solution.
6.3.1. FORECAST and SCHEDULING for SR PRODUCTS (Not applicable)
The quantities shown in the FORECAST as per ANNEX B are planned gross demands. The FORECAST together with the respective FLEXIBILITY CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production and to replenish each CONSIGNMENT STOCK. The FORECAST is binding according to the quantities and the validity of defined flexibility, but is not binding referring to the chronological demand. SUPPLIER must take the flexibility range shown in ANNEX B into consideration when using the FORECAST.
The replenishment of CONSIGNMENT STOCK shall be consumption driven only.
6.3.2. FORECAST and SCHEDULING for DR-1 PRODUCTS (Not applicable)
The replenishment of a LOCAL BUFFER (at ORDERING PARTY LOCATION) on a consignment basis is driven via call-off
The quantities shown in the FORECAST and scheduling as per ANNEX B are planned gross demands. The FORECAST and scheduling together with the respective FLEXIBILITY
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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	6 of 10
CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production,
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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	7 of 10
procurement of components, his SUPPLIER STOCK and/or DISTRIBUTION CENTERS. SUPPLIER must take the flexibility range shown in ANNEX B into consideration when using the FORECAST and scheduling.
Delivery shall be based on individual PURCHASE ORDERS only.
The flexibility range with defined upward and downward flexibility has to start latest on the DELIVERY DATE.
6.3.3. FORECAST and SCHEDULING for DR-2 PRODUCTS
The quantities shown in the FORECAST as per ANNEX B are planned gross demands. The FORECAST together with the respective FLEXIBILITY CORRIDOR shall be used as a guideline and planning tool by SUPPLIER to manage his production and to guarantee the defined minimum SDLT. SUPPLIER must take the flexibility range shown in ANNEX B into consideration when using the FORECAST.
Delivery shall be based on individual PURCHASE ORDERS only.
The flexibility range with defined upward and downward flexibility has to start latest on the DELIVERY DATE.
The article 6.4 shall be superseded in its’ entirety and replaced by the following wording:
6.4 Buffering
6.4.1 Buffering for SR Products (Not applicable)
SUPPLIER agrees to build up and maintain an agreed stock level of SR PRODUCTS on each CONSIGNMENT STOCK. The stock levels agreed for each CONSIGNMENT STOCK are listed in ANNEX K.
Both PARTIES agree to revise and adjust ANNEX K at least quarterly in order to adapt the stock levels to changes in demand requirements.
6.4.2 Buffering for DR-1 PRODUCTS (Not applicable)
SUPPLIER agrees to build and carry a SUPPLIER STOCK and/or at least one DISTRIBUTION CENTER dedicated to DR1 PRODUCTS. The agreed stock levels are listed in ANNEX L.
SUPPLIER agrees to manage its internal production and supply processes to maintain the stock levels in the SUPPLIER STOCK and/or DISTRIBUTION CENTERS, as listed in ANNEX L, at all times. SUPPLIER is responsible for all aspects of managing the SUPPLIER STOCK and/or DISTRIBUTION CENTERS including, but not limited to, planning, carrying costs and replenishment.
SUPPLIER shall report the stock levels held in the SUPPLIER STOCK and DISTRIBUTION CENTERS to PURCHASER and ORDERING PARTY at least once a week. This data is necessary for PURCHASER and ORDERING PARTY to execute material availability calculations.
PURCHASER reserves the right to inspect the SUPPLIER STOCK and the DISTRIBUTION CENTERS at any time with [*] prior written notice to SUPPLIER.
Both PARTIES agree to revise and adjust ANNEX L at least quarterly in response to changes in demand requirements.
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[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	8 of 10
6.4.3 Buffering for DR-2 PRODUCTS
SUPPLIER has to guarantee to replenish the material within the SDLT.
[*]
SUPPLIER shall inform ORDERING PARTY about SAFETY BUFFER stock levels held in the SUPPLIER site and /or DISTRIBUTION CENTERS at least once a week.
PURCHASE ORDERS shall be issued in accordance with the FPA.
Example of List A:
The article 6.5 shall be superseded in it’s entirety and replaced by the following wording :
6.5. Order Processing, Call-Off and Replenishment
6.5.1. Order Processing, Call-Off and Replenishment for SR (Not applicable)
The replenishment of a SR PRODUCT shall be initiated by consuming such SR PRODUCT from the CONSIGNMENT STOCK, that is by decreasing the stock level. PURCHASER shall daily provide consumption and inventory data per each SR PRODUCT. Such data shall be exchanged electronically between SUPPLIER and PURCHASER. SUPPLIER shall manage the delivery process in such way that the stock level of the CONSIGNMENT STOCK will never fall below the agreed minimum stock level. The CONSIGNMENT STOCK must not be replenished beyond the agreed maximum stock level listed in ANNEX K.
If the quantity of a SR PRODUCT consumed from the CONSIGNMENT STOCK is not covered by the respective FORECAST and FLEXIBILITY CORRIDOR, SUPPLIER shall inform PURCHASER within [*] working day after receipt of the consumption and inventory data. Further, if SUPPLIER is not able to replenish according to the agreed minimum level as per ANNEX K, SUPPLIER shall inform PURCHASER within [*] after receipt of the consumption and inventory data. Not withstanding the above, the order acceptance provisions of the FPA shall apply.
PURCHASER shall pay for each SR PRODUCT consumed from the CONSIGNMENT STOCK at the price valid on the date of consumption.
6.5.2. Order Processing, Call-Off and Replenishment for DR-1 (Not applicable)
ORDERING PARTY shall issue a call off of DR1 PRODUCT into LOCAL BUFFER (at ORDERING PARTY LOCATION) on a consignment basis at ORDERING PARTY LOCATION.
SUPPLIER shall deliver the required quantities on DELIVERY DATE and in line with the maximum SDLT as defined in ANNEX L.
All information shall be exchanged via WFS between SUPPLIER and ORDERING PARTY.
SUPPLIER shall manage the stock levels of his SUPPLIER STOCK and/or DISTRIBUTION CENTERS.
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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	9 of 10
If required quantities are not covered by the respective FORECAST and FLEXIBILITY CORRIDOR, SUPPLIER shall inform ORDERING PARTY in accordance with the order acceptance provisions of the FPA.
ORDERING PARTY will pay for each DR1 PRODUCT consumed from the LOCAL BUFFER on a consignment basis at the price valid on the date of consumption.
6.5.3. Order Processing, Call-Off and Replenishment for DR-2
ORDERING PARTY shall issue a PURCHASE ORDER to call off a DR2 PRODUCT into LOCAL BUFFER (at ORDERING PARTY LOCATION).
SUPPLIER shall deliver the required quantities on DELIVERY DATE and in line with the maximum SDLT as defined in ANNEX M.
All information shall be exchanged via WFS between SUPPLIER and ORDERING PARTY. SUPPLIER shall manage the stock levels of his SAFETY BUFFER
If required quantities are not covered by the respective FORECAST and FLEXIBILITY CORRIDOR, SUPPLIER shall inform ORDERING PARTY in accordance with the order acceptance provisions of the FPA.
ORDERING PARTY shall pay for each DR-2 PRODUCT based on an invoice to be issued by SUPPLIER
LSA, ANNEX B
ANNEX B shall be superseded in it’s introduction and replaced by the following wording :
The FORECAST shall be sent by PURCHASER to SUPPLIER weekly. With regards to the agreed flexibility, it shall be assumed that the quantity in a monthly frame is equally distributed over the four weeks.
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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	10 of 10
LSA, ANNEX C
ANNEX C shall be superseded in its entirety and replaced by the following wording :
STANDARD REPLENISHMENT (within MW named as FULL CONSIGNMENT) – (Not applicable) Rough description of the process:
All kind of information, including but not limited to consumption and inventory data, shall be exchanged via Web File Server.
Payment process :
Payment for consumption from the CONSIGNMENT STOCK shall be calculated and paid monthly. Invoices issued by SUPPLIER shall be based on consumption data provided by ORDERING PARTY and submitted by SUPPLIER via WFS to ORDERING PARTY. Then, no invoice’s hardcopy shall be sent by SUPPLIER.
Accounting shall take place on a specific day of each month for the quantities consumed from the CONSIGNMENT STOCK and at the price valid on the consumption.
Payment shall be made in line with the provisions of FPA
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[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	11 of 10
DIRECT REPLENISHMENT 1 (within MW named as SPLITTED CONSIGNMENT) – (Not applicable)
Rough description of the process:
After receiving the call-off from ORDERING PARTY, SUPPLIER shall deliver the required PRODUCTS to the ORDERING PARTY LOCATION and within the SDLT specified in ANNEX L Daily consumption and inventory data related to each Local Buffer on a Consignment basis shall be provided to SUPPLIER by the ORDERING PARTY.
All kind of information, including but not limited to consumption and inventory data, shall be exchanged via Web File Server.
Payment process:
Payment for consumption from the Local Buffer on a Consignement basis shall be calculated and paid monthly. Invoices issued by SUPPLIER shall be based on consumption data provided by ORDERING PARTY and submitted via WFS to ORDERING PARTY. Then, no invoice’s hardcopy shall be sent by SUPPLIER.
Accounting shall take place on a specific day of each month for the quantities consumed from the
Local Buffer on a Consignement basis and at the price valid on the consumption.
Payment shall be made in line with the provisions of the FPA.
Page Initialed by the PARTIES
[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT B (LSA)	C O N F I D E N T I A L	12 of 10
DIRECT REPLENISHMENT 2 (within MW named as SUPPLIER SAFETY BUFFER)
     Rough description of the process:
•	After receiving a PURCHASE ORDER from ORDERING PARTY SUPPLIER shall deliver the ordered PRODUCTS to the location specified in the PURCHASE ORDER and within the SDLT specified in ANNEX M

•	To ensure timely delivery SUPPLIER must keep a SAFETY BUFFER at Supplier Site

•	The PURCHASE ORDER shall be issued by ORDERING PARTY and confirmed by SUPPLIER electronically.

•	Payment process:
o SUPPLIER shall issue an invoice to ORDERING PARTY.

o ORDERING PARTY shall pay the invoice according to the provisions of the FPA.
Page Initialed by the PARTIES
[*]
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.